UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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VERSANT CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Versant Corporation
255 Shoreline Drive, Suite 450
Redwood City, California 94065 USA

NOTICE OF 2011 ANNUAL MEETING OF SHAREHOLDERS

        You are cordially invited to attend the 2011 Annual Meeting of Shareholders of Versant Corporation (the "Company") which will be held at the following date, time and location:

Date:	Monday, April 18, 2011
Time:	10:00 a.m. Pacific Daylight Time
Location:	Versant U.S. Corporate Headquarters 255 Shoreline Drive, Suite 450 Redwood City, California 94065 USA
Items of business:	At the meeting, we will ask you and our other shareholders to consider and vote on the following matters:
1.
To elect five directors of the Company, each to serve until the next Annual Meeting of Shareholders or until their successors have been elected. The Company's Board of Directors intends to present Uday Bellary, William Henry Delevati, Herbert May, Jochen Witte and Bernhard Woebker as nominees for election to the Board of Directors;
	2.	To ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending October 31, 2011;
3.
To approve an amendment to the Company's 2005 Equity Incentive Plan to increase the number of shares of Common Stock reserved for issuance under that plan from 855,685 to 1,155,685 shares, an increase of 300,000 shares;
4.
To approve an amendment to the Company's 2005 Directors Stock Option Plan to increase the number of shares of Common Stock reserved for issuance under that plan from 119,000 shares to a total of 139,000 shares, an increase of 20,000 shares; and
	5.	To transact such other business as may properly come before the meeting or any adjournment of the meeting.
Record Date:	February 23, 2011 (the "Record Date")
Proxy Voting:
You may vote on these matters in person or by proxy. We ask that you complete and return the enclosed proxy card promptly—whether or not you plan to attend the meeting—in the enclosed addressed, postage-paid envelope, so that your shares will be represented and voted at the meeting in accordance with your wishes.

        We look forward to seeing you at the meeting.

By Order of the Board of Directors,
/s/ JERRY WONG Jerry Wong Secretary

February 28, 2011

VERSANT CORPORATION
2011 ANNUAL MEETING OF SHAREHOLDERS
NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

VERSANT CORPORATION

PROXY STATEMENT FOR THE 2011 ANNUAL MEETING OF SHAREHOLDERS

        The Board of Directors (the "Board of Directors" or the "Board") of Versant Corporation ("Versant" or the "Company") is asking for your proxy for use at the Company's 2011 Annual Meeting of Shareholders (the "Annual Meeting") and at any adjournment of the Annual Meeting.

        This proxy statement ("Proxy Statement") and, the enclosed Notice of 2011 Annual Meeting of Shareholders, form of proxy card, and the Company's Annual Report to Shareholders for the fiscal year ended October 31, 2010 were first mailed or delivered to shareholders on or about March 11, 2011.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

        Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholder Meeting to Be Held on April 18, 2011. The Notice of the Annual Meeting, this Proxy Statement, Versant's Annual Report to Shareholders for the fiscal year ended October 31, 2010 and Versant's report on Form 10-K for its fiscal year ended October 31, 2010 are available on the internet at: http://bnymellon.mobular.net/bnymellon/vsnt.

INFORMATION ABOUT THE ANNUAL MEETING, VOTING AND PROXIES

Q:
Why am I receiving these materials?
A:
As a shareholder, you have been sent the enclosed proxy materials on behalf of our Board of Directors to solicit your vote at Versant's 2011 Annual Meeting. You are invited to attend the Annual Meeting in person or by proxy and are requested to consider and vote on the matters described in this Proxy Statement.

Q:
When and where will the Annual Meeting be held?
A:
The Annual Meeting will be held at Versant's principal executive offices at 255 Shoreline Drive, Suite 450, Redwood City, California 94065 USA at 10:00 a.m. local time, on Monday, April 18, 2011. Our telephone number at that location is (650) 232-2400. If you would like directions to attend the Annual Meeting in person, please go to http://www.versant.com/en_US/aboutus/contactinfo/ or call Investor Relations at (650) 232-2416.

Q:
What information is contained in this Proxy Statement?
A:
This Proxy Statement provides an explanation of the proposals to be voted on at the Annual Meeting and information about the voting process. This Proxy Statement also contains information about our Board of Directors, our corporate governance and information about the compensation of our directors and named executive officers.

Q:
What proposals will be voted on at the Annual Meeting?
A:
You will be voting on:

•
The election of directors;

•
A proposal to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending October 31, 2011;

•
A proposal to approve an amendment to Versant's 2005 Equity Incentive Plan to increase the number of shares reserved for issuance under the plan by 300,000 shares;

•
A proposal to approve an amendment to Versant's 2005 Directors Stock Option Plan to increase the number of shares reserved for issuance under the plan by 20,000 shares; and

•
Any other business that may properly come before the meeting.

Q:
What are the recommendations of the Board of Directors?
A:
Our Board of Directors recommends that you vote your shares at the Annual Meeting:

•
For each of the nominees to the Board of Directors;

•
For the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending October 31, 2011;

•
For the approval of the proposed amendment to Versant's 2005 Equity Incentive Plan; and

•
For the approval of the proposed amendment to Versant's 2005 Directors Stock Option Plan.

Q:
What Shareholders are entitled to vote at the Annual Meeting?
A:
You will have one vote for each share of our common stock that you owned as of the close of business on the Record Date of February 23, 2011, including shares held directly in your name and shares held for you as the beneficial owner in "street name" through a brokerage firm, bank or other nominee.

Q:
What is the difference between holding shares directly or as a beneficial owner, in street name?
A:
Most of our shareholders hold their shares as a beneficial owner through a brokerage firm, bank or other nominee. As summarized below, there are some differences between shares held of record and those owned beneficially.

  Shareholder of Record: If on the Record Date, your shares were registered directly in your name with our transfer agent, BNY Mellon Shareowner Services, then you are considered the shareholder of record. As a shareholder of record, you may vote in person at the Annual Meeting or vote by proxy.

  Beneficial Owner: If on the Record Date, your shares were held on your behalf in an account with a brokerage firm, bank or other nominee, you are considered the beneficial owner of those shares held in street name. If you are a beneficial owner, these proxy materials are being forwarded to you by the organization considered the shareholder of record of your shares. As a beneficial owner, you have the right to direct your nominee on how to vote the shares held in your account. Your nominee has enclosed or provided voting instructions for you to use in directing it on how to vote your shares. Please note that as a beneficial owner, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from the organization that holds your shares and is the shareholder of record, giving you the right to vote the shares at the Annual Meeting.

Q:
How many votes can be cast by all shareholders?
A:
At the close of business on February 23, 2011, the Record Date, the Company had 3,186,909 shares of Common Stock outstanding and entitled to vote. Each share is entitled to one vote. There is no cumulative voting for the election of directors.

Q:
How many shares must be present to conduct business at the Annual Meeting?
A:
A majority of our common shares outstanding on the Record Date must be represented in person or by proxy at the Annual Meeting in order to conduct business. This majority is called a quorum. Shareholders are represented at the Annual Meeting through voting in person or by returning their proxy card. Shareholders who withhold a vote or vote to "Abstain" and "broker non-votes" (described below) will each be counted in determining whether there is a quorum of shareholders present at the meeting.

Q:
How many votes are required to elect directors?
A:
The directors are elected by a plurality of the votes cast. If a quorum is present at the Annual Meeting, the five nominees for election to the Board of Directors receiving the highest number of "For" votes, of the shares entitled to vote, will be elected to the Board of Directors.

Q:
How many votes are required to approve the other proposals?
A:
The approval of the proposal to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for our 2011 fiscal year, the proposal to amend Versant's 2005 Equity Incentive Plan and the proposal to amend Versant's Directors Stock Option Plan each require the affirmative "For" vote of a majority of shares entitled to vote and represented and voting at the Annual Meeting. These "For" votes must also constitute a majority of the required quorum. If your shares are represented at the Annual Meeting and you abstain from voting on any of these proposals, your shares will be counted as present for purposes of establishing a quorum and the abstention will have the same effect as a vote "Against" that proposal.

Q:
What happens if there are not enough shares represented at the Annual Meeting to constitute a quorum?
A:
In the event that the required vote "For" any proposal is not received by the date of the Annual Meeting, or if an insufficient number of shares are represented at the Annual Meeting to constitute a quorum, we may propose one or more adjournments of the Annual Meeting to permit further solicitations of proxies. Any adjournment would require the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote. Accordingly, we strongly encourage you to vote your shares before the meeting by returning your proxy by mail so that your shares will be represented and voted at the meeting if you cannot attend in person.

Q:
How do I vote my shares?
A:
You may vote by mail (by proxy card) or by attending the Annual Meeting and voting in person.

•
Voting by mail:  You may vote by marking, signing and dating the enclosed proxy card and returning it in the provided postage-paid envelope. The proxy card should be mailed to: BNY Shareowner Services, P.O. Box 3550, South Hackensack, NJ 07606-9250.

•
Voting in person:  You may vote by attending the Annual Meeting and voting in person. Please note that if you hold your shares in street name (you are a beneficial owner), you must bring a proxy from your broker, bank or other nominee confirming your beneficial ownership of your shares and authorizing you to vote them at the Annual Meeting.

Q:
What if I do not provide specific voting instructions?
A:
Abstentions from any vote and broker non-votes can have the effect of preventing approval of a proposal where the number of "For" votes, although a majority of the votes cast, does not constitute a majority of the required quorum.

•
When you are a Shareholder of Record:  If you sign and return a valid proxy in the form of the proxy card accompanying this Proxy Statement but do not provide instructions as to how your shares should be voted, then all your shares will be voted in accordance with the recommendations of the Board of Directors on all the proposals described in this Proxy Statement. If you vote on any specific proposal on your proxy card, your shares will be voted in accordance with your selection on that proposal.

•
When you are a Beneficial Owner:  If you hold your shares in street name and do not give a proxy to your broker or bank with instructions as to how to vote your shares, then the broker who is the shareholder of record generally has discretionary authority to vote those shares only in "routine" matters, such as the ratification of auditors. However, banks and brokers do not have discretionary authority to vote on their clients' behalf on "non-routine" proposals such as the election of directors or amendments to equity plans. Your broker is not able to vote on your behalf in any director election or on the proposals to amend Versant's 2005 Equity Incentive Plan or 2005 Directors Stock Option Plan without specific voting instructions from you. If you do not give a proxy to your broker or bank with instructions as to how to vote your shares on "non-routine" proposals, your shares will be considered "broker non-votes" which will be counted as present for purposes of establishing a quorum but will have the same effect as a vote "Against" these non-routine proposals.

Q:
What if I want to change my vote?
A:
You may revoke your proxy prior to the Annual Meeting or at the Annual Meeting prior to the vote. You may change your vote by timely delivering a new later dated valid proxy. Your proxy may be revoked by sending a written notice to the Secretary of Versant and stating that the proxy is revoked or by attending the Annual Meeting and voting in person. Please note that if you are a beneficial owner, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from the organization that holds your shares as the shareholder of record, giving you the right to vote the shares at the Annual Meeting.

  Any written notice of revocation or of a subsequent replacement proxy should be delivered to the following address:

Versant Corporation
Attention: Secretary
255 Shoreline Drive, Suite 450
Redwood City, CA 94065

or hand-delivered to the Secretary of Versant at or before the taking of the vote at the Annual Meeting.

Q:
Where can I find the results of the voting at the Annual Meeting?
A:
The inspector of elections appointed for the Annual Meeting, BNY Mellon Shareowner Services, will separately tabulate the relevant affirmative and negative votes, abstentions and broker non-votes for each proposal. Versant will announce the results of the shareholder votes taken in a report on Form 8-K filed with the Securities and Exchange Commission to be filed promptly after the Annual Meeting.

Q:
Who will pay for the solicitation of proxies?
A:
We will bear the costs of soliciting the proxies for the Annual Meeting. Following the original mailing of proxy cards, this Proxy Statement and other soliciting materials, we may solicit proxies by mail, telephone, facsimile, email or in person. We will ask brokers, nominees and other record holders of our common stock to forward copies of the proxy materials to beneficial owners and request authority for the exercise of proxies. We will reimburse the record holders for their reasonable expenses upon request. We have also engaged a proxy solicitation firm to help solicit proxies to be voted at the Annual Meeting for a fee of approximately $8,000 plus certain out-of-pocket and variable charges that may be incurred.

Q:
How do I contact Versant's transfer agent to update my records or inquire about a lost stock certificate?
A:
Our transfer agent, BNY Mellon Shareowner Services, can be contacted at the following number: (877)261-9273. You can find additional information by visiting their website at www.bnymellon.com/shareowner/equityaccess.

        You may vote on the matters described in this Proxy Statement in person or by proxy. Whether or not you plan to attend the Annual Meeting in person—we ask that you please complete and return the enclosed proxy card promptly in the enclosed addressed, postage-paid envelope, so that your shares will be represented and voted at the Annual Meeting in accordance with your wishes.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Directors Standing for Election

        Our Board currently consists of five (5) directors, all of whom are standing for re-election. Each of the incumbent directors listed below has been nominated for election by the Board upon recommendation by the Nominating Committee and has agreed to stand for election. Information concerning the nominees for director is provided below.

        Jochen Witte is Versant's President and Chief Executive Officer and a member of Versant's Board of Directors. He has served on Versant's Board of Directors since March 2004, following Versant's merger with Poet Holdings, Inc. and is a member of the Employee Option Committee and the Stock Buy-Back Committee of the Board. Mr. Witte has been President and Chief Executive Officer of Versant since June 2005, and he served as the Company's Chief Financial Officer and Secretary from June 2005 to June 2006. From March 2004 to June 2005, he served as President, European Operations of Versant. Prior to joining Versant, Mr. Witte was CEO of Poet Holdings Inc., a company that merged with Versant in 2004 and which he co-founded in 1993. He initially worked as Poet's Managing Director of Germany and became Poet's Chief Financial Officer in 1999 when Poet went public. Mr. Witte received a degree in Business Administration from the Berlin Technical University and also attended the University of Wales as an exchange student.

        Uday Bellary has served as a director of Versant and Chairman of the Audit Committee of the Board of Directors since July 2003 and is also a member of the Compensation, Nominating and Stock Buy-Back Committees of the Board. From February 2010 to the present, Mr. Bellary has served as the Chief Financial Officer of GreenVolts, Inc., a privately held company that develops and commercializes concentrating photovoltaic (CPV) technology for solar energy applications. From May 2007 to December 2009, Mr. Bellary served as President, Chief Executive Officer and Chief Financial Officer of Wortal, Inc., and is currently serving as its Chairman of the Board. Wortal, Inc. is a privately-held company that provides consumers with value-added information on topics such as entertainment, services, local activities, home needs and work-related matters through vertical, community-oriented portals accessible from the Internet and mobile platforms. He also previously served as the Chief Financial Officer of Atrica, Inc., a privately held optical Ethernet company, on a full-time basis from November 2005 to January 2008, when Atrica was sold to Nokia Siemens Networks, and previously on a part-time basis between April 2005 and October 2005. Mr. Bellary also served as part time Executive Vice President, Finance, Administration and Operations and Chief Financial Officer of VL, Inc. a privately held VoIP services company, and as a member of its board of directors from September 2003 to November 2005 and remained an advisor until 2007. From February 2000 to August 2003, he served as the Senior Vice President, Finance & Administration and Chief Financial Officer of Metro Optix, Inc., a privately held provider of optical networking equipment, which, to satisfy its liabilities, disposed of its intellectual property and other assets to Xtera Communications and ceased operations in August of 2003. Since July 2004 Mr. Bellary has also been a member of the board of directors of Backweb Technologies Ltd., a publicly held provider of software that enables mobile workers to access web-based applications, that is no longer a reporting company under the Securities Exchange Act of 1934. Mr. Bellary received a B.S. degree in Finance, Accounting and Economics from Karnatak University and a DMA degree in Finance from the University of Bombay, India. Mr. Bellary is a Certified Public Accountant and a Chartered Accountant.

        William Henry Delevati has been the Chairman of the Board since June 2005 and has served as a director of the Company since October 1999. He is currently the Chairman of the Nominating Committee and a member of the Audit, Compensation and Employee Option Committees of the Board. Mr. Delevati has also served as a consultant to various companies located in the Silicon Valley area since April 2000. From October 1999 to April 2000, Mr. Delevati served as the Senior Vice President, Information Technology and Chief Information Officer of Aspect Communications Corporation, a provider of customer call center solutions. From November 1995 to April 1999, he served as Vice President of Worldwide Information Services for Quantum Corporation, a storage device company. From April 1995 to November 1995, he was the Chief Information Officer, Senior Vice President of MIS for Conner Peripherals, a storage device company. From September 1994 to April 1995, he was the Chief Information Officer, Vice President of Worldwide MIS for Borland Corporation, a software tools company. From September 1993 to September 1994, he was the Chief Information Officer, Vice President of Worldwide MIS for Logitech, a computer peripheral device company. From December 1987 to September 1993, he was the Director of Application Development and Global Information Resources for Sun Microsystems, Inc. Mr. Delevati received a Bachelor of Science degree in Computer Science from UC Berkeley and an MBA from Arizona State University.

        Dr. Herbert May has served as a director of the Company since March 2004, is currently the Chairman of the Compensation Committee and a member of the Audit, Nominating and Stock Buy-Back Committees of the Board. From November 2000 to March 2004, he served as Chairman of the board of directors of Poet Holdings, Inc., a company that merged with Versant in March 2004. Since October 2010, Dr. May has served on the board of directors of Intershop AG. In addition, Dr. May served as a member of both the Audit and Compensation Committees of Poet Holdings, Inc. Dr. May has held several leading positions at Alcatel in both Stuttgart and Paris. His last position at Alcatel was Head of the Office of Communication Division. From February 1994 to September 1995, Dr. May took a leading role as CEO in establishing DeTeSystems, a German wholly owned subsidiary of Deutsche Telekom AG that provides system solutions for telecommunications services to significant accounts in Germany. In 1995, he was appointed to the Board of Management of Deutsche Telekom AG, where he was responsible for large business customers, multimedia and systems solutions until May 1998. Currently, Dr. May manages his own consulting and investment company and is a member of the advisory boards of several IT and multimedia companies. From June 2000 to December 2008 he served on the board of directors of InfoVista S.A., a publicly held French company that provides software products that monitor and analyze the performance of telecommunications and IT infrastructures.

        Bernhard Woebker has served as a director of the Company since June 2005 and was previously a director of the Company from June 1999 until the Company's merger with Poet Holdings, Inc. in March 2004. He currently serves as a member of the Audit Committee of the Board. Mr. Woebker has been a consultant to various investment banking and venture capital firms in Europe and the United States since late 1999. From January 1999 until July 2001, he served as Executive Vice President of the Company and from March 1997 until January 1999 he served as the Company's Vice President and General Manager in Europe. From 1994 to March 1997, he was the President of Versant Object Technology GmbH, an independently-owned distributorship for Versant products in Europe, which was acquired by Versant in March 1997. From 1976 until 1994, Mr. Woebker held a variety of positions in Germany and the United States with Nixdorf Computer AG, Nixdorf Computer Engineering Corp. and Siemens Nixdorf Informationssysteme AG, all information technology companies, including the position of President and CEO of Nixdorf Computer Engineering Corp. in Boston, Massachusetts from 1986 to 1989. Mr. Woebker has also served as Senior Vice President, Pyramid Technology Corp. in Europe and as Vice President, NeXT Computer, Inc. in Europe. From March 2010 to September 2010, Mr. Woebker served on the board of directors of Intershop AG. Mr. Woebker received a Masters of Science degree in Mathematics and Computer Science from the University of Hannover.

Board of Directors Meetings and Committees

        During fiscal 2010, the Board held ten meetings, including telephonic meetings. The five standing committees of the Board are the Audit Committee, the Compensation Committee, the Nominating Committee, the Employee Option Committee and the Stock Buy-Back Committee. No director attended fewer than 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which he served (during the periods that he served). The Company strongly encourages the members of the Board to attend the Company's

Annual Meeting. William Henry Delevati, our Chairman of the Board and Jochen Witte, our Chief Executive Officer, attended our 2010 Annual Meeting of Shareholders.

        Audit Committee.    Messrs. Bellary, Delevati, May and Woebker are the current members of the Audit Committee. Messrs. Bellary, Delevati and May served as such throughout fiscal 2010 and Mr. Woebker joined the committee in May 2010. Mr. Bellary serves as the Chairman of the Audit Committee and was appointed to that position in July 2003. The Board has determined that Mr. Bellary is the "audit committee financial expert" as defined by the rules of the United States Securities and Exchange Commission (the "SEC"). The Audit Committee met eight times during fiscal 2010, including telephonic meetings. The principal responsibilities of the Audit Committee are as follows:

  •
  monitoring the periodic reviews of the adequacy of the accounting and financial reporting processes and systems of internal control that are conducted by the Company's independent auditors and the Company's financial and senior management;

  •
  facilitate communication among the Company's independent registered public accounting firm, the Company's financial and senior management and the Board;

  •
  overseeing the Company's accounting and financial reporting processes and the audit of the Company's financial statements;

  •
  overseeing the Company's relationship with its independent registered public accounting firm and evaluating that firm's independence and performance; and

        The Board has adopted a written charter for the Audit Committee. The Audit Committee's charter is available on the Investor Relations section of our website at www.versant.com/en_US/aboutus/investorrelations. Each current member of the Audit Committee meets the independence and other requirements to serve on our Audit Committee under applicable securities laws and the rules of the SEC and listing standards of The NASDAQ Stock Market.

        Compensation Committee.    Messrs. Bellary, Delevati and May are the current members of the Compensation Committee and served as such throughout fiscal 2010. Dr. May serves as the Chairman of the Compensation Committee and was appointed to that position in March 2005. Each member of the Compensation Committee is an "outside director" as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and a "non-employee director," as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended. During fiscal 2010 the Compensation Committee met five times, including telephonic meetings. The principal responsibilities of the Compensation Committee are as follows:

  •
  reviewing the performance of the Company's executive officers, including its Chief Executive Officer and Chief Financial Officer, and determining, or recommending to the Board, their compensation, including salary, bonus awards and major perquisites;

  •
  reviewing and approving compensation ranges for non-officer employees;

  •
  reviewing and submitting to the Board for approval of any major compensation and benefits programs and plans, such as stock option, stock purchase, 401(k) and bonus plans, and the amendments thereto;

  •
  administering the Company's 2005 Equity Incentive Plan and approving and authorizing option grants pursuant thereto, and administering outstanding options granted under the Company's now-expired 1996 Equity Incentive Plan;

  •
  administering the Company's 2005 Employee Stock Purchase Plan; and

        The Compensation Committee does not currently have a written charter.

        Nominating Committee.    Messrs. Bellary, Delevati and May are the current members of the Nominating Committee and served as such throughout fiscal 2010. Mr. Delevati serves as the Chairman of the Nominating Committee and was appointed to that position in March 2005. The Nominating Committee met once in fiscal 2010. The principal responsibilities of the Nominating Committee are as follows:

  •
  making recommendations to the Board regarding the structure and composition of the Board and its committees; and

  •
  identifying, considering and recommending candidates for membership on the Board.

        The Nominating Committee does not currently have a written charter.

        Employee Option Committee.    Messrs. Delevati and Witte are the current members of the Employee Option Committee, which was established in March 2006, and have served on the committee since its inception. The Employee Option Committee did not meet or act by written consent during fiscal 2010. The principal responsibilities of the Employee Option Committee are as follows:

  •
  making awards of stock options under the 2005 Equity Incentive Plan on standard plan terms to employees who are not executive officers of the Company and to consultants of the Company, provided the option grant does not exceed a maximum of 2,000 shares per award; and

  •
  reporting option grants that it makes to the Board.

        The Employee Option Committee does not currently have a written charter.

        Stock Buy-Back Committee.    Messrs. Bellary, May and Witte are the current members of the Stock Buy-Back Committee, which was established on December 1, 2008, and have served on the committee since its inception. The Stock Buy-Back Committee was formed after the close of fiscal 2008 and did not meet or act by written consent during fiscal 2010. The principal responsibilities of the Stock Buy-Back Committee were to establish pricing and other parameters of Common Stock repurchase programs approved by the Board of Directors.

        The Stock Buy-Back Committee does not have a formal charter.

        The Strategic Transactions Committee.    The Strategic Transactions Committee did not meet or act by written consent in fiscal 2010 before it was terminated and disbanded on May 21, 2010.

Director Compensation

        The following table sets forth compensation earned by the Company's Outside Directors during fiscal year 2010:

Director Compensation—Fiscal Year 2010

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Uday Bellary	$25,000	$57,534	$82,534
William Henry Delevati	$25,000	$57,534	$82,534
Herbert May	$25,000	$57,534	$82,534
Bernhard Woebker	$25,000	$57,534	$82,534

(1)
Amounts reflect the share-based compensation expense recognized in fiscal 2010 by the Company for financial statement reporting purposes. For a discussion of valuation assumptions, see Note 2 to the consolidated financial statements included in Versant's annual report on Form 10-K for the fiscal year ended October 31, 2010, filed with the SEC on January 31, 2011.

        Our directors who are not employees of Versant or any of its parents, subsidiaries or affiliates ("Outside Directors") receive a combination of stock options and cash compensation for serving on our Board. The one director who is a Company employee—Jochen Witte—does not receive board fees or equity for his Board service.

        Cash Compensation.    In fiscal 2010, Versant paid its Outside Directors cash compensation for their services as directors at a rate of $25,000 per year. The amount of compensation paid by Versant to its Outside Directors is determined by Versant's Board or a committee of the Board authorized to make such determination.

        Equity Compensation.    Outside Directors have previously been granted stock options under Versant's 1996 Directors Stock Option Plan (the "1996 Directors Plan") and since August 2005 have received stock options under Versant's 2005 Directors Stock Option Plan (the "2005 Directors Plan"), which replaced the 1996 Directors Plan as of August 22, 2005. The purpose of the 2005 Directors Plan is to align the Outside Directors' interests with the interests of the Company's shareholders and to provide Outside Directors an opportunity to purchase shares of Versant Common Stock.

        Under the terms of the 2005 Directors Plan, each Outside Director who first becomes a member of the Board after August 22, 2005 receives an option to purchase 4,000 shares of Versant Common Stock (i) upon initially joining the Board (an "Initial Grant"), and (ii) so long as he or she continues to serve on the Board as an Outside Director, on each successive August 22 thereafter (each, such August 22 a "Succeeding Grant Date"), he or she will receive an additional option to purchase 4,000 shares of Versant Common Stock (a "Succeeding Grant"); except that, if such Outside Director has not been a member of the Board for the entire one-year period immediately preceding such Succeeding Grant Date, then the number of shares subject to the Succeeding Grant received by the Outside Director on that Succeeding Grant Date are reduced and prorated in proportion to the time during which such Outside Director served on the Board during such one-year period. Each of Versant's current incumbent Outside Directors are now eligible to receive Succeeding Grants on each successive August 22 for so long as they continue to serve on the Board as an Outside Director.

        The following stock option grants have been made under the 2005 Directors Plan:

	Number of Shares Granted to Outside Directors as a Group (4 persons)(1)	Grant Date Fair Value (per share)	Exercise Price (per share)
Date of Grants:
August 22, 2005(2)	3,784	$2.86	$4.10
August 22, 2006	8,000	$5.23	$6.13
August 22, 2007(3)	15,716	$18.11	$22.00
August 22, 2008	16,000	$22.19	$30.50
August 22, 2009	16,000	$9.73	$15.06
August 22, 2010	16,000	$6.19	$10.58

	75,500

(1)
Except as noted in footnote 2 below, the number of options granted to each Outside Director was equal in each year indicated in the table.

(2)
In 2005, immediately after the shareholder approval of the 2005 Directors Plan, each Outside Director was granted a Succeeding Grant which was prorated to account for any grant made to the Outside Director in the preceeding twelve months. Each Outside Director received a grant ranging from 131 to 1,671 shares on August 22, 2005.

(3)
In 2007, the 2005 Directors Plan was amended to increase the Succeeding Grant from 2,000 shares to 4,000 shares. Despite this amendment, the Succeeding Grants made on August 22, 2007 were reduced to 3,929 shares per Outside Director because there were then insufficient shares available under the 2005 Directors Plan to enable such Succeeding Grant to be 4,000 shares on that date, so the remaining available options were prorated among the Outside Directors.

        Under the 2005 Directors Plan, 50% of the shares subject to an option granted under the plan vest free of a potential repurchase option of the Company on each of the first two anniversaries of the date of grant of the option, so long as the optionee continuously remains a member of the Board or a consultant to the Company. If an Outside Director's service with the Company as a director or consultant terminates, then any shares purchased by such Outside Director under an option granted under the 2005 Directors Plan that are unvested on the termination date are subject to repurchase by the Company at the option exercise price paid for such shares. In the event of certain corporate transactions (including certain change of control transactions) involving the Company, the vesting of all unvested shares subject to options granted under the 2005 Directors Plan may be accelerated. Options granted under the 2005 Directors Plan are immediately exercisable in full, subject to the vesting restrictions described above.

        The Outside Directors' aggregate holdings of stock options at the end of fiscal year 2010 were as follows:

Uday Bellary	26,060
William Henry Delevati	25,600
Herbert May	24,329
Bernhard Woebker	20,115

 Vote Required

        The nominees for election to the Board of Directors receiving the highest number of affirmative votes of the shares entitled to be voted for them at the Annual Meeting, up to the number of directors to be elected (i.e. 5 directors), will be elected to the Board of Directors. Abstentions and broker non-votes will not be taken into account in determining the outcome of the election of directors.

Director Nomination Process

        Consideration of Director Nominees.    The selection of nominees for election or appointment to the Board is the responsibility of the Company's Board of Directors. The Nominating Committee evaluates and recommends candidates for election or appointment to the Board and the Board considers the recommendations of the Nominating Committee. The Nominating Committee considers candidates for election to the Board who are suggested by members of the Board, by the Company's executive officers, by Company shareholders and others. If and when it deems appropriate, the Nominating Committee may also retain third-party recruiters to assist the Nominating Committee in identifying and evaluating candidates. The Nominating Committee did not retain any third-party recruiter or consultant in fiscal 2010 or in connection with the nomination for directors for election at the Annual Meeting and no fee was paid to any third party to identify or evaluate any nominee for election to the Board at the Annual Meeting.

        Evaluation and Qualification of Directors.    The Nominating Committee will assess each candidate's experience and skills against the qualifications described below, the then-current composition and size of the Board and the Nominating Committee's determination of the Company's needs. The Nominating Committee has not established any specific minimum qualifications for Nominating Committee-nominated candidates, but believes that nominees for the Board must possess strong personal ethics, an appreciation of directors' responsibilities, business skills, experience in exercising judgment, and the ability and willingness to devote adequate time to service on the Board. The Nominating Committee will review various factors in assessing candidates, including but not limited to the candidate's integrity, independence, business experience, judgment, demonstrated leadership skills, technical background, familiarity with the Company's industry and knowledge of accounting and financial matters and may, but need not, consider diversity factors in evaluating potential nominees. The Nominating Committee will also consider a candidate's other commitments and the extent to which the candidate possesses specific skills that are complementary to those of other directors. In evaluating potential candidates the Nominating Committee will review a candidate's background in a manner and to the extent it deems appropriate. The Nominating Committee will also conduct and arrange for interviews of the candidate by members of the Board, whose opinions will be considered by the Nominating Committee. Potential nominees suggested by shareholders who comply with the procedures described below under "Shareholder Recommendations" will be evaluated by the Nominating Committee on the same basis as other potential nominees. In fiscal 2010, the Company did not receive any recommendations for nominees for election to the Board from shareholders.

        Shareholder Recommendations.    The Nominating Committee will consider suggestions of nominees that are timely submitted by shareholders who accompany their suggestion with delivery of the written materials described below. These recommendations and written materials must be delivered to the Company and addressed to the Nominating Committee at the Company's principal offices as provided below. To be timely, these written materials must be submitted to the Company within the time permitted for submission of a shareholder proposal for inclusion in the Company's Proxy Statement for its annual meeting of shareholders. The written materials that a shareholder must submit to recommend or suggest a nominee are: (1) the name(s) and address(es) of the shareholder(s) making the recommendation and the amount of the Company's securities which are owned beneficially and of record by such shareholder(s); (2) appropriate biographical information about the recommended nominee (including a business address and a telephone number) and a statement as to the recommended individual's qualifications, with a focus on the criteria described above; and (3) any material interest of the submitting shareholder(s) in the nomination or any affiliation or relationship of the submitting shareholder(s) to the nominee(s).

        Any shareholder(s) proposals for nominations will be considered by the Nominating Committee and should be addressed as follows:

    Versant Corporation
    Attention: The Chairman of the Nominating Committee c/o Secretary
    255 Shoreline Drive, Suite 450
    Redwood City, CA 94065 USA

 Director Independence

        The Board has determined that directors Uday Bellary, William Henry Delevati, Dr. Herbert May and Bernhard Woebker qualify as independent directors under the rules of The NASDAQ Stock Market. The NASDAQ independence definition includes a series of objective tests, including that a director may not be a Company employee and that the director has not engaged in various types of business dealings with the Company. In addition, as further required by the NASDAQ rules, the Board of Directors has made a subjective determination as to each independent director that no relationship exists which, in the opinion of the Board of Directors, would interfere with the exercise of such director's independent judgment in carrying out the responsibilities of a director.

Board Leadership Structure

        Versant's Board of Directors is currently composed of five directors: four Outside Directors and Jochen Witte, the Company's President and Chief Executive Officer. William Henry Delevati, an Outside Director, serves as Chairman of the Board of Directors. In addition, the Chairman of each Versant Board Committee having a chair is also an Outside Director, and different Outside Directors currently serve as chairmen of the Audit, Compensation and Nominating Committees of the Board. Although Mr. Witte serves on several Board Committees, he does not serve on the Audit or Compensation Committees of the Board, nor does he chair any Board Committee of which he is a member. The Board believes that the existing leadership structure of the Board and its Committees is appropriate based on the size of the Board and the Company's current circumstances. The Board takes an active role in its oversight function and periodically holds executive sessions of Board and Board committee meetings to enable and encourage candid discussions of issues. The Board administers its oversight function, in part, by having key authority roles on various Board committees held by different Outside Directors, and the Board believes that this shared leadership practice encourages greater interest and participation in risk oversight by all members of the Board.

 Shareholder Communications to the Board of Directors

        Shareholders of the Company may communicate with the Company's Board of Directors or any individual director through the Company's Secretary by sending an email to directors@versant.com or by writing to the following address:

    Versant Corporation
    Attention: Board of Directors c/o Secretary
    255 Shoreline Drive, Suite 450
    Redwood City, CA 94065 USA

        The Company's Secretary will forward the correspondence to the Board (or any indicated individual director), except for spam, junk mail, mass mailings, product complaints or inquiries, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material. The Company's Secretary may forward certain correspondence, such as product-related inquiries, to the appropriate destinations within the Company for review and possible response.

Code of Conduct and Ethics

        The Board has adopted a Code of Conduct and Ethics that applies to the Company's Board of Directors, principal executive officer, principal financial officer, and all other employees of the Company. The Code of Conduct and Ethics is intended to provide our employees, officers and directors with an understanding of how Versant does business. The Code of Conduct and Ethics is posted on the Investor Relations section of our website at www.versant.com/en_US/aboutus/vsnt_code_of_conduct_rev2008.pdf. The Company intends to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding any amendment to, or waiver from, a provision of this Code of Conduct and Ethics by posting such information on our website at www.versant.com/en_US/aboutus/investorrelations.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED SHAREHOLDER MATTERS

        Our only class of voting securities is our Common Stock. The following table presents information regarding the beneficial ownership of our Common Stock (which includes certain securities exercisable for or convertible into Common Stock) as of February 15, 2011 by:

  •
  each shareholder known by us to be the beneficial owner of more than 5% of our Common Stock;

  •
  each of our directors and nominees;

  •
  each "Named Executive Officer" (as defined below under "Executive Compensation—Versant's Named Executive Officers"); and

  •
  all current directors, nominees and executive officers as a group.

The percentage of beneficial ownership for the following table is based on 3,186,909 shares of Common Stock outstanding as of February 15, 2011. Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares issuable upon the exercise of options and warrants within 60 days of February 15, 2011 (that is, April 16, 2011) are deemed to be outstanding and to be beneficially owned by the person holding such options or warrants for the purpose of computing the number of shares beneficially owned and the percentage ownership of Common Stock of such person but are not deemed to be outstanding and to be beneficially owned for the purpose of computing the percentage ownership of Common Stock of any other person. Unless otherwise indicated, each beneficial owner listed below maintains a mailing address of c/o Versant Corporation, 255 Shoreline Drive, Suite 450, Redwood City, California 94065.

	Shares of Common Stock Beneficially Owned
Name of Beneficial Owner	Number of Shares	Percentage of Shares Outstanding
5% Shareholders:
Nantahala Capital Management, LLC(1)	222,910	7.0%
100 First Stamford Plaza, Second Floor
Stamford, Connecticut 06902
Royce & Associates, LLC(2)	205,104	6.4%
745 Fifth Avenue
New York, New York 10151
Renaissance Technologies LLC(3)	201,100	6.3%
800 Third Avenue, 33rd Floor
New York, New York 10022

	Shares of Common Stock Beneficially Owned
Name of Beneficial Owner	Number of Shares	Percentage of Shares Outstanding
Directors and Executive Officers:
Jochen Witte(4)	142,603	4.5%
Jerry Wong(5)	50,079	1.6%
William Henry Delevati(6)	26,600	*
Uday Bellary(7)	26,060	*
Herbert May(8)	21,529	*
Bernhard Woebker(9)	24,115	*

Directors and executive officers as a group (6 persons)	290,986	9.1%

(1)
Based solely on information contained in a Schedule 13G filed by Nantahala Capital Management, LLC with the Securities and Exchange Commission on February 10, 2011.

(2)
Based solely on information contained in a Schedule 13G/A filed by Royce & Associates, LLC with the Securities and Exchange Commission on January 6, 2011.

(3)
Based solely on information contained in a Schedule 13G filed by Renaissance Technologies LLC with the Securities and Exchange Commission on February 11, 2011.

(4)
Includes 15,120 shares of Common Stock owned by Mr. Witte's spouse and 80,058 shares of Common Stock subject to options exercisable within 60 days of February 15, 2011.

(5)
Includes 43,464 shares of Common Stock subject to options exercisable within 60 days of February 15, 2011.

(6)
Includes 25,600 shares of Common Stock subject to options exercisable within 60 days of February 15, 2011.

(7)
Includes 26,060 shares of Common Stock subject to options exercisable within 60 days of February 15, 2011.

(8)
Includes 21,529 shares of Common Stock subject to options exercisable within 60 days of February 15, 2011.

(9)
Includes 20,115 shares of Common Stock subject to options exercisable within 60 days of February 15, 2011.

Securities Authorized for Issuance Under Equity Compensation Plans

        The following table sets forth information regarding equity compensation plans (including individual compensation arrangements) as of October 31, 2010:

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
Equity Compensation Plans approved by security holders	515,287	$16.84	219,808
Equity Compensation Plans not approved by security holders	—	—	—

	515,287	$16.84	219,808

(1)
These shares were available for issuance under the following Equity Compensation plans as of October 31, 2010:

2005 Employee Incentive Plan	149,642
2005 Directors Stock Option Plan	22,000
2005 Employee Stock Purchase Plan	48,166

219,808

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16 of the Exchange Act requires Versant's directors and officers, and persons who own more than 10% of a registered class of Versant's equity securities, to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulations to furnish Versant with copies of all Section 16(a) forms they file. Based solely on the review of the copies of such forms furnished to Versant and written representations from the executive officers and directors of the Company, Versant believes that all Section 16(a) filing requirements were met during fiscal 2010.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions Policy and Procedures

        Excluding compensation (whether cash, equity or otherwise), any related party transaction involving a Company director or executive officer must be reviewed and approved by the Audit Committee of the Board of Directors. Any member of the Audit Committee who is a related party with respect to a transaction under review may not participate in the deliberations or vote on the approval or ratification of the transaction. Related parties include any director or executive officer, any nominee for election to the Board, certain shareholders and any of their "immediate family members" (as defined by SEC regulations). To identify any related party transaction, the Company requires each director and executive officer to complete each year a questionnaire requiring disclosure of any transaction in which the director, executive officer or any immediate family member might have an interest. In addition, the Board of Directors determines annually which directors are "independent" under the rules of the NASDAQ Stock Market and reviews any director relationship that would potentially interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director.

Certain Related Party Transactions

        The Company's Articles of Incorporation and Bylaws contain provisions that limit the liability of directors and require the Company to indemnify directors and executive officers against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceedings arising out of their services to the Company. Under those Articles of Incorporation, as permitted under the California General Corporation Law, directors are not liable to the Company or its shareholders for monetary damages arising from a breach of their fiduciary duty of care as directors. In addition, the Company has entered into an indemnity agreement with each director and executive officer that provides for indemnification of the directors and executive officers against certain liabilities that may arise by reason of their status or service as a director or executive officer. The Company purchases insurance to cover claims or a portion of any claims made against its directors and executive officers. These provisions and arrangements do not, however, affect liability for any breach of a director's duty of loyalty to the Company or its shareholders, liability for acts or omissions not in good faith or involving intentional misconduct or knowing violations of law, liability for transactions in which the director derived an improper personal benefit or liability for the payment of a dividend in violation of California law. Such limitation of liability also does not limit a director's liability for violation of, or otherwise relieve our directors or executive officers from the necessity of complying with, federal and state securities laws or affect the availability of equitable remedies such as injunctive relief or rescission. In addition, certain executive officers of the Company have certain employment and/or retention incentive agreements with the Company, which are summarized below under "Executive Compensation—Employment Contracts, Termination of Employment and Change-in-Control Agreements".

        Other than these indemnification arrangements and the compensation of directors and Named Executive Officers as described elsewhere in this Proxy Statement, to the Company's knowledge there has not been since the beginning of fiscal year 2010 and there is not currently proposed any transaction in which the Company was or is to be a participant, in which the amount involved exceeds $120,000 or one percent of Versant's total assets at year end for the last two completed fiscal years; and in which any director, executive officer, 5% shareholder or any of their "immediate family members" (as defined by SEC regulations) had or will have a direct or indirect material interest.

 SHAREHOLDER PROPOSALS

        Shareholders are entitled to present proposals for consideration at forthcoming shareholder meetings provided that they comply with the proxy rules promulgated by the SEC and our bylaws. Proposals of shareholders intended to be presented at the Company's Annual Meeting of Shareholders to be held in 2012 for its fiscal year ended October 31, 2011, or "2012 Meeting," must be received by the Company at its principal executive offices by no later than 120 days prior to March 11, 2012 (that is, November 11, 2011) (the "Deadline Date") to be included in the Company's Proxy Statement and form of proxy relating to that meeting. If a shareholder wishes to present a proposal directly at the 2012 Meeting that is not to be included in the Company's proxy materials for that meeting, then under SEC Rule 14a-4(c)(1) proxies solicited by the Company for the 2012 Meeting may be voted by the Company's proxy holders in their discretion with respect to such proposal unless the Company receives written notice of the proposal by no later than the close of business on January 26, 2012 (the "Discretionary Deadline Date"). Even if such a shareholder proposal is timely received by the Discretionary Deadline Date, the Company retains discretion to vote proxies it receives on such proposal provided that (1) the Company includes in its Proxy Statement advice on the nature of the proposal and how it intends to exercise its voting discretion on such proposal and (2) the proponent of the proposal does not provide the Company by the Discretionary Deadline Date with a written statement by that it intends to deliver a proxy statement and form of proxy to holders of at least the percentage of the Company's voting shares required under applicable law to carry the proposal, includes the same statement in its proxy materials filed under SEC Rule 14a-6, and immediately after soliciting the requisite percentage of shareholders required to carry the proposal, provides the Company with a statement from any solicitor or other person with knowledge that the necessary steps have been taken to deliver a proxy statement and form of proxy to holders of at least the percentage of the Company's voting shares required under applicable law to carry out the proposal. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to, any proposal that does not comply with these and other applicable requirements. Although the Company has not yet determined the date on which its 2012 Meeting will be held, it currently expects that the date of the 2012 Meeting will be approximately the same date as this year's Annual Meeting. If that is not the case, then the Deadline Date and the Discretionary Deadline Date indicated in the preceding paragraph will be changed and may be a later date. Pursuant to SEC Rule 14a-5(f), the Company will provide shareholders with notice of any such change in the Deadline Date and the Discretionary Deadline Date for the 2012 Meeting under a report that it subsequently files with the SEC on Form 10-Q or other permitted filing.

OTHER MATTERS

        The Board does not presently intend to bring any other matters before the Annual Meeting not described in this Proxy Statement, and, so far as is known to the Board, no matters are to be brought before the Annual Meeting except as specified in the Notice of the Annual Meeting. As to any business that may properly come before the Annual Meeting, however, it is intended that the proxies, in the form enclosed, will be voted in respect of any such other matters in accordance with the judgment of the persons voting such proxies.

        It is important that your shares be represented at the Annual Meeting, regardless of the number of shares you hold. You are, therefore, urged to mark, sign, date, and return the accompanying proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose.

AVAILABILITY OF ANNUAL REPORT

        A copy of the Company's Annual Report on Form 10-K, as filed with the SEC, is available free of charge, upon written request to Versant Corporation, Attn: Investor Relations, 255 Shoreline Drive, Suite 450, Redwood City, California 94065 USA or call (650) 232-2400.

EXECUTIVE COMPENSATION

Background—Role of the Compensation Committee and Processes

        The Compensation Committee has the exclusive authority to establish the level of base salary payable to Versant's executive officers and also has the responsibility for approving the individual bonus programs for Versant's Chief Executive Officer and its other executive officers for each fiscal year, and to determine at the end of the fiscal year the extent to which the bonus has been earned. The Compensation Committee also reviews and makes recommendations to the Company's Board of Directors to ensure that other aspects of Versant's compensation and benefit programs are consistent with Versant's compensation philosophy.

        Mr. Witte, Versant's Chief Executive Officer, annually reviews the performance of each of Versant's other executive officers. The conclusions reached by Mr. Witte, and his recommendations based on these reviews, including his recommendations with respect to base salary, target annual bonus levels and performance targets, and target annual long-term incentive option award values, are presented by Mr. Witte to the Compensation Committee, which may modify or supplement any recommendation made by the Chief Executive Officer in its discretion, and the Compensation Committee has historically made adjustments and additions modifying the Chief Executive Officer's recommendations. The Compensation Committee makes all final compensation decisions for each of Versant's Named Executive Officers (as defined below). Compensation Committee meetings typically have included, for all or a portion of each meeting, not only the Compensation Committee members but also Versant's Chief Executive Officer and Chief Financial Officer, although these officers do not attend those portions of the Compensation Committee meetings in which their personal compensation program is determined by the Compensation Committee. In addition, Bernhard Woebker, one of Versant's outside directors, has typically attended Compensation Committee meetings because the Committee members believe Mr. Woebker has had significant management and operational experience with technology-oriented companies that enable him to provide useful input to the Compensation Committee regarding executive compensation matters.

        The Compensation Committee has the authority to engage the services of outside advisors but historically, including for fiscal 2010, has not done so, given the Company's size, the small number of the Company's executive officers, the relative lack of complexity of the Company's compensation programs and the costs associated with retaining such an advisor. In fiscal 2010 management did not engage any compensation consultants to provide advice or recommendations on the amount or form of executive and director compensation,

Versant's Named Executive Officers

        SEC regulations define "Named Executive Officers" as the individuals (i) who served as the Company's Chief Executive Officer and Chief Financial Officer during fiscal 2010, (ii) the Company's three most highly compensated executive officers (other than the Chief Executive Officer and Chief Financial Officer) who were serving as executive officers at the end of fiscal 2010, if any, and (iii) up to two other persons who would have come within the description of other highly compensated officers in clause (ii) but for the fact that they were not serving as an executive officer of the Company at the end of fiscal 2010, if any.

        During Versant's fiscal year ended October 31, 2010, its only Named Executive Officers were Jochen Witte, Versant's President and Chief Executive Officer, and Jerry Wong, Versant's Vice President, Finance, Chief Financial Officer and Secretary (together referred to in this Proxy Statement as the "Named Executive Officers"). Versant has no other executive officers as of the date of this Proxy Statement and, except for Messrs. Witte and Wong, had no other executive officers during fiscal 2010.

        Mr. Witte and Mr. Wong currently serve in the positions indicated for them in the following table. Biographical information for Mr. Witte is found on page 8 of this Proxy Statement under "Proposal No. 1—Election of Directors—Nominees" and biographical information for Mr. Wong is set forth immediately below the following table.

Name of Officer	Age	Title
Jochen Witte	50	President and Chief Executive Officer
Jerry Wong	59	Vice President, Finance, Chief Financial Officer and Secretary

        Jerry Wong has been Versant's Vice President, Finance and Chief Financial Officer and Secretary since June 2006. Prior to his appointment to these positions with Versant, from March 2003 to December 2005 Mr. Wong served as Chief Financial Officer and a consultant for Companion Worlds, Inc., a privately held company that provided technology enabling instructional content for mobile digital devices. From March 2004 to June 2006 Mr. Wong also served as a financial consultant for Vega Vista, Inc., a privately held company developing solutions for accessing and interacting with rich content on small displays, such as those on handheld devices. From January 2000 to November 2008 Mr. Wong served as an independent trustee for Firsthand Mutual Funds and also served for four years as chairperson of the Firsthand Mutual Fund's audit committee. From 1995 to October 2002 Mr. Wong was Vice President of Finance for Poet Software Corporation and Poet Holdings, Inc. and from 2000 to October 2002 he was Executive Vice President of U.S. operations for Poet Software Corporation, an affiliate of Poet Holdings, Inc. Poet Holdings, Inc. was a provider of object-oriented database and e-catalog solutions that merged with Versant in March 2004. Mr. Wong holds a B.S. degree in Business Administration from the University of San Francisco.

        Provided in the tables and narrative below is certain information regarding compensation earned by our Named Executive Officers for fiscal years 2010 and 2009.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)		Option Awards (a)	Non-Equity Incentive Plan Compensation ($)		All Other Compensation		Total ($)
Jochen Witte	2009	$311,273	(b)	$126,955	$88,500	(c)	$15,237	(d)	$541,965
President and Chief	2010	$291,034	(b)	$141,383	$62,798	(c)	$12,552	(d)	$507,767
Executive Officer
Jerry Wong	2009	$190,000		$87,305	$57,869	(e)	$—		$335,174
Vice President, Finance	2010	$190,000		$96,968	$78,532	(e)	$—		$365,500
and Secretary Chief
Financial Officer

(a)
Amounts reflect the share-based compensation expense recognized by the Company for financial statement reporting purposes. For a discussion of valuation assumptions, see Note 2 to the consolidated financial statements included in Versant's annual report on Form 10-K for the fiscal year ended October 31, 2010, filed with the SEC on January 31, 2011. See the Plan Based Awards table below for information on fiscal 2010 stock option grants.

(b)
Mr. Witte's salary is paid in euros and translated each month using the average monthly exchange rate for inclusion in the Company's financial statements. For fiscal 2010, Mr. Witte was paid €216,000, which translated to approximately $291,034 at an average exchange rate of 1.3474 dollars per euro. For fiscal 2009, Mr. Witte was paid €228,500 (a base salary of €216,000, plus €12,500 for additional duties during the period between 1/1/09 and the commencement of work of Versant's VP of North American Sales) which translated to approximately $311,273 at an average exchange rate of 1.3622 dollars per euro.

(c)
Incentive compensation payable in the first quarter following the fiscal year in which it is earned.

(d)
Amounts paid by the Company for life insurance premiums and auto lease payments.

(e)
Incentive compensation payable in the first quarter following the fiscal quarter or fiscal year in which it is earned.

        Mr. Witte.    In September 2009, the Compensation Committee approved an employment agreement for Mr. Witte, who is based in Germany and whose base salary is paid in Euros, which continued his base salary at the annual rate of €216,000. For fiscal 2010 and 2009, Mr. Witte's annual base salary rate was €216,000. For fiscal 2010, Mr. Witte's bonus program entitled him to earn cash bonuses based on three separate components: (1) a bonus based on the amount of the Company's net income for fiscal 2010, under which he earned $12,798, (2) a bonus based on the Company's revenues for fiscal year 2010, which he did not earn, and (3) a discretionary bonus of $50,000 based on strategic progress in Versant's business as determined in the discretion of the Compensation Committee. For fiscal 2009, Mr. Witte's bonus program entitled him to earn cash bonuses based on three separate components: (1) a bonus based on the amount of the Company's net income per share for fiscal 2009, under which he earned $53,500, (2) a bonus based on the Company's revenues for fiscal year 2009, which he did not earn and (3) a discretionary bonus of $35,000 based on strategic progress in Versant's business as determined in the discretion of the Compensation Committee.

        Mr. Wong.    Mr. Wong's annual base salary rate for fiscal 2009 and fiscal 2010 was $190,000.

        For his fiscal 2010 bonus program, Mr. Wong was entitled to receive cash bonuses based on two separate components: (1) a bonus based on the amount of the Company's net income for fiscal 2010, under which he earned $8,532 and (2) a bonus based on achievement by Mr. Wong of certain operational objectives determined by Versant's Chief Executive Officer under which he earned $70,000.

        For his fiscal 2009 bonus program, Mr. Wong was entitled to receive cash bonuses based on two separate components: (1) a bonus based on the amount of the Company's net income per share for fiscal 2009, under which he earned $17,869 and (2) a bonus based on achievement by Mr. Wong of certain operational objectives determined by Versant's Chief Executive Officer, under which he earned $40,000.

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

        Chief Executive Officer's Employment Arrangements.    On September 9, 2009, Versant and our subsidiary, Versant GmbH ("Versant Germany"), entered into a Joint Employment Agreement and Managing Director Service Contract (the "Employment Agreement") with Jochen Witte, Versant's Chief Executive Officer and President. The Agreement sets forth terms of Mr. Witte's employment as Versant's Chief Executive Officer and President and as the Managing Director of Versant Germany and replaced and superseded his prior employment agreement that was entered into in November 2006 and which would have expired in October 2009. The Employment Agreement provides that, as Managing Director of Versant Germany, Mr. Witte is to be paid a base salary by Versant Germany at the rate of €216,000 per year. The agreement also provides that, for each Versant fiscal year during the term of the Agreement after fiscal 2009, Versant's Board of Directors or the Compensation Committee of the Board will establish a contingent incentive bonus program for Mr. Witte with a total target bonus of not less than $240,000 and determine whether he is to be granted any additional stock options.

        Under his Employment Agreement, if Mr. Witte's employment as Managing Director of Versant Germany is terminated without cause, then he is entitled to receive a lump sum cash severance payment equal to his annual base salary plus an amount equal to all contingent incentive bonus payments paid to him by Versant during the last four completed fiscal quarters ended immediately preceding his termination without cause, subject to Mr. Witte's signing a release agreement. The Employment Agreement also provides that the vesting of all Mr. Witte's then outstanding unvested stock options or other unvested equity awards will be (i) accelerated by 12 months of vesting if Mr. Witte's employment as Versant's Chief Executive Officer is terminated without cause, or (ii) accelerated in full if such employment is terminated without cause or is terminated by Mr. Witte for "good reason" within 12 months after a change of control transaction involving the Company, in each case subject to Mr. Witte signing a release agreement.

        Chief Financial Officer's Employment Arrangements.    On September 9, 2009, Versant entered into a Retention Incentive Agreement with Mr. Wong which provides him with severance benefits upon his termination of employment following certain change of control transactions involving the Company. The agreement provides that if Mr. Wong's employment is terminated without cause or is terminated by him for "good reason" within 12 months of a change of control transaction involving the Company, then (i) the vesting of Mr. Wong's then outstanding unvested stock options or other unvested equity awards of the Company may be accelerated for up to a maximum of 36 months of vesting (with the extent of vesting based on Mr. Wong's tenure with the Company) and (ii) Mr. Wong would be entitled to be paid cash severance of an amount not to exceed 50% of his annual target compensation (with the actual amount payable determined in part on Mr. Wong's tenure with the Company), in each case subject to Mr. Wong signing a release.

Grants of Plan-Based Awards, Fiscal Year 2010

        The following table shows all plan-based awards granted to our Named Executive Officers during fiscal year 2010. Certain of the stock option awards shown in this table (those granted in fiscal year 2010) are also reported in the Outstanding Equity Awards at Fiscal Year End table on page 27.

Name	Grant Date	Option Awards: Number of Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(1)
Jochen Witte	11/30/2009	20,000	$18.80	$153,314
Jerry Wong	11/30/2009	15,000	$18.80	$114,986

(1)
These amounts do not reflect compensation actually received. Rather, they reflect the share based compensation valuation for financial reporting purposes. The assumptions used to calculate the value of these stock option grants are set forth in Note 10 of the Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K for fiscal year 2010, filed with the SEC on January 31, 2011.

        Equity-Based Long Term Incentive Compensation.    We do not have any program, plan or practice that requires us to grant stock options to Versant's executive officers on specified dates, however, we generally (but not exclusively) consider stock option grants to Versant's executives on an annual basis, typically following fiscal year end when preliminary results for the preceding fiscal year are available for review by the Compensation Committee and forecasts for the following fiscal year are presented by management for review by the Board of Directors.

 Outstanding Equity Awards at Fiscal Year-End, Fiscal Year 2010

        The following table shows all outstanding equity awards held by our Named Executive Officers at the end of fiscal year 2010 (which ended on October 31, 2010). Certain of the stock option awards shown in this table (those granted in fiscal year 2010) are also reported in the Grants of Plan-Based Awards table on page 26.

	Option Awards(1)
		Number of Securities Underlying Unexercised Options at October 31, 2010
Name	Grant Date	Exercisable (#)	Unexercisable (#)	Option Exercise Price	Option Expiration Date
Jochen Witte	11/30/2009	6,111	13,889	$18.80	11/30/2019
	11/25/2008	12,777	7,223	$12.47	11/25/2018
	11/29/2007	19,444	556	$20.98	11/29/2017
	11/27/2006	20,000	—	$10.37	11/27/2016
	11/29/2005	6,628	—	$3.69	11/29/2015
	3/18/2004	875	—	$3.50	9/5/2012
	3/18/2004	2,800	—	$10.50	1/24/2012
	3/18/2004	4,200	—	$27.50	3/18/2014

Total		72,835	21,668

Jerry Wong	11/30/2009	3,750	11,250	$18.80	11/30/2019
	11/25/2008	9,581	5,419	$12.47	11/25/2018
	11/29/2007	9,722	278	$20.98	11/29/2017
	2/26/2007	6,500	—	$18.18	2/26/2017
	6/27/2006	7,800	—	$6.80	6/27/2016

Total		37,353	16,947

(1)
These options first vest and become exercisable with respect to 25% of the shares subject to the option nine months after the grant date, and thereafter vest and become exercisable with respect to 2.78% of the shares subject to the option each month thereafter, subject to the option holder's continued employment or service relationship with the Company.

 REPORT OF THE AUDIT COMMITTEE

        The Audit Committee is composed of four independent directors and operates under a written charter approved by the Audit Committee and adopted by the Board, a copy of which is available for viewing on the Investor Relations section of our website at www.versant.com. Uday Bellary, William Henry Delevati, Bernhard Woebker and Dr. Herbert May are the current members of the Audit Committee. All members of the Audit Committee (other than Mr. Woebker, who joined the Audit Committee in May 2010), were members of the Audit Committee during the entire fiscal year ended October 31, 2010. The Audit Committee recommended to the Board the selection of Grant Thornton LLP as the Company's independent registered public accounting firm for fiscal 2010.

        Management is responsible for the Company's internal controls and the financial reporting process. Grant Thornton LLP is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes, including by engaging in discussions with management and Grant Thornton LLP.

        In this context, the Audit Committee has reviewed and discussed the Company's audited financial statements for fiscal 2010 with Versant's management and with Grant Thornton LLP. As part of this discussion, management has confirmed to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. During the fiscal year ended October 31, 2010 the Audit Committee also reviewed and discussed with Versant's management and Grant Thornton LLP, the Company's independent auditor, the Company's quarterly earnings announcements, consolidated financial statements, and related periodic reports filed with the SEC.

        The Audit Committee also has discussed with Grant Thornton LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees. The Audit Committee has received the written disclosures and the letter from Grant Thornton LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Audit Committee also has discussed with Grant Thornton LLP that firm's independence. Based on the review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to in this report and its charter, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements be included in our Annual Report on Form 10-K for the Company's fiscal year ended October 31, 2010.

        The preceding report of the Audit Committee of the Company's Board of Directors is required by the SEC and shall not be deemed to be incorporated by reference into any filing under the Securities Act or under the Exchange Act by any general statement incorporating by reference this Proxy Statement, and shall only be incorporated into other filings to the extent that the Company specifically incorporates this information by reference, and shall not be deemed soliciting material or filed under the Securities Act or Exchange Act.

AUDIT COMMITTEE Uday Bellary William Henry Delevati Dr. Herbert May Bernhard Woebker

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Nominees

        At the Annual Meeting, shareholders will elect five directors to the Board of Directors, each to hold office until his or her successor is elected and qualified, or until his or her earlier death, resignation, or removal. Shares represented by the accompanying proxy will be voted "For" the election of the five nominees recommended by the Board of Directors who are named in the following table, unless the proxy is marked in such a manner as to withhold authority to so vote. Each of the nominees is currently a director of Versant.

        Versant has no reason to believe that the nominees for election will not be available to serve their prescribed terms. If any nominee for any reason is unable to serve or will not serve, however, the proxy may be voted for such substitute nominee as the persons appointed in the proxy may in their discretion determine.

        The following table sets forth certain information concerning the nominees, which information is based on data furnished to Versant by the nominees:

Name of Director	Age	Principal Occupation	Director Since
Jochen Witte(4,5)	50	President & Chief Executive Officer of the Company	2004
Uday Bellary(1,2,3,5)	56	Chief Financial Officer of Greenvolts, Inc.	2003
William Henry Delevati(1,2,3,4)	62	Chairman of the Board of Versant	1999
Herbert May(1,2,3,5)	61	Consultant	2004
Bernhard Woebker(1)	61	Consultant	2005

(1)
Member of Audit Committee

(2)
Member of Compensation Committee

(3)
Member of Nominating Committee

(4)
Member of Employee Option Committee

(5)
Member of the Stock Buy-Back Committee

For details regarding Board qualifications and the specific experiences, qualifications and skills of each of our director nominees, please see "Board of Directors and Corporate Governance—Directors Standing for Election" included elsewhere in this Proxy Statement.

        The Board of Directors has unanimously approved the foregoing slate of nominees for election to the Company's Board of Directors and recommends that shareholders vote FOR the election of each of the nominees named above.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee of the Board has selected Grant Thornton LLP, an independent registered public accounting firm, to audit the financial statements of Versant for the current fiscal year ending October 31, 2011. Grant Thornton LLP has served as the Company's independent registered public accounting firm since June 2003. The Company expects that representatives of Grant Thornton LLP will be present at the Annual Meeting, will be available to answer any appropriate questions, and will have the opportunity to make a statement if they desire to do so.

        If our shareholders fail to ratify the appointment, the Audit Committee will reconsider its appointment of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year ending October 31, 2011, but reserves the right to elect to retain Grant Thornton LLP as the Company's independent registered public accounting firm. Even if this appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its shareholders.

Principal Accountant Fees and Services

        The independent registered public accounting firm of Grant Thornton LLP was selected to serve as the Company's independent registered public accountant to perform the audit of the Company's financial statements for the fiscal years ended October 31, 2010 and 2009.

        The table below sets forth the aggregate audit fees, audit-related fees, tax fees and all other fees billed for services rendered by the Company's principal accountant in our fiscal years ended October 31, 2010 and 2009.

	Fiscal 2010	Fiscal 2009
Audit Fees	$399,907	$395,019
Audit-Related Fees	—	8,560
Tax Fees	—	—
All Other Fees	—	—

Total All Fees	$399,907	$403,579

        Audit Fees.    These amounts include aggregate fees billed for professional services rendered in connection with Grant Thornton LLP's audit of Versant's annual consolidated financial statements for fiscal 2009 and fiscal 2010, the reviews of Versant's consolidated financial statements included in its Quarterly Reports on Forms 10-Q for each of those fiscal years, and the attestation services for the statutory audits of international subsidiaries.

        Audit-Related Fees.    These amounts include professional services rendered in connection with a certain regulatory filing made by the Company.

        Tax Fees.    We did not incur any Tax Fees during these periods.

        All Other Fees.    We did not incur any Other Fees during these periods.

Policy on Audit Committee Pre-Approval of Services Performed by the Independent Registered Public Accounting Firm

        The Audit Committee's policy is to pre-approve at the beginning of each fiscal year all audit and permissible non-audit services to be provided by the independent registered public accounting firm during that fiscal year. The Audit Committee pre-approves these services by authorizing specific projects within the categories of service outlined above. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis.

        The Audit Committee considered the services listed above to be compatible with maintaining Grant Thornton LLP's independence.

Vote Required and Board of Directors' Recommendation

        The vote required to approve this proposal is the affirmative vote of a majority of the outstanding shares of the Company's Common Stock entitled to vote, the holders of which are present in person or represented by proxy at the Annual Meeting and voting on this proposal, which affirmative vote must also include the affirmative vote of at least a majority of the required quorum. Neither an abstention nor a broker non-vote will be counted as a vote "For" or "Against" this proposal, provided, however, that abstentions and broker non-votes can have the effect of preventing approval of a proposal where the number of affirmative votes, although a majority of the votes cast, does not constitute a majority of the required quorum.

        The Board of Directors has unanimously approved this proposal and recommends that shareholders vote FOR the ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for fiscal year 2011.

PROPOSAL NO. 3
APPROVAL OF AMENDMENT TO
VERSANT'S 2005 EQUITY INCENTIVE PLAN

        Shareholders are being asked to approve an amendment to Versant's 2005 Equity Incentive Plan (the "2005 Equity Incentive Plan"), which amendment was approved by the Board and recommended by the Compensation Committee on February 22, 2011, to increase the number of shares of Common Stock reserved for issuance under the 2005 Equity Incentive Plan by 300,000 shares, from 855,685 to 1,155,685 shares. As of January 31, 2011, an aggregate of 10,492 shares remained available for grant under the 2005 Equity Incentive Plan (without giving effect to this proposed amendment to the 2005 Equity Incentive Plan). The Board believes that adding shares to the 2005 Equity Incentive Plan is in the best interests of the Company because it will permit the Company to continue to attract and retain employees and other eligible participants under the 2005 Equity Incentive Plan by providing them with appropriate equity incentives. The 2005 Equity Incentive Plan plays an important role in the Company's efforts to attract and retain employees of outstanding ability.

        Set forth below is a summary of the principal features of the 2005 Equity Incentive Plan, which summary is qualified in its entirety by reference to the terms and conditions of the 2005 Equity Incentive Plan. The Company will provide, without charge and upon request, to each person to whom a Proxy Statement is delivered, a copy of the 2005 Equity Incentive Plan. Any such request should be directed as follows:

Versant Corporation,
Attn: Secretary
255 Shoreline Drive, Suite 450
Redwood City, CA 94065 USA
Tel: (650) 232-2400
Fax: (650) 232-2401

        A copy of the 2005 Equity Incentive Plan (which does not incorporate the proposed amendment which is the subject of this proposal) is attached as Exhibit 99.01 to Versant's registration statement on Form S-8 filed with the SEC on June 12, 2009. This Form S-8 (and the attached copy of the 2005 Equity Incentive Plan) can be found and viewed on the SEC's EDGAR website at http://www.sec.gov/edgar.shtml.

Incentive Plan History

        On June 1, 2005 the Company's Board of Directors (including all the members of the Compensation Committee of the Board) adopted the 2005 Equity Incentive Plan as a successor and replacement to the Company's 1996 Equity Incentive Plan (the "1996 Incentive Plan"), which was scheduled to expire in May, 2006. At the Company's Annual Meeting of Shareholders on August 22, 2005, the Company's shareholders approved the adoption of the 2005 Equity Incentive Plan. On that date, the Company immediately terminated the use of the 1996 Incentive Plan and ceased to grant stock options or other stock awards under the 1996 Equity Incentive Plan, and instead began granting them under the 2005 Equity Incentive Plan. At the Company's Annual Meeting of Shareholders on April 23, 2007, the Company's shareholders approved an amendment to the 2005 Equity Incentive Plan (previously approved by the Board) to increase the number of shares of Common Stock issuable thereunder by 200,000 shares to 655,685 shares. On April 24, 2009, the Company's shareholders approved an amendment to the 2005 Equity Incentive Plan (previously approved by the Board) to increase the number of shares of Common Stock issuable thereunder by 200,000 shares to 855,685 shares. On February 22, 2011, Versant's Board of Directors approved an amendment to the 2005 Equity Incentive Plan to increase the number of shares of Common Stock issuable thereunder by 300,000 shares to 1,155,685 shares, subject to obtaining approval of such amendment by the Company's shareholders, which is sought by this Proxy Statement.

Shares Subject to the 2005 Equity Incentive Plan

        The stock subject to issuance under the 2005 Equity Incentive Plan consists of shares of the Company's authorized but unissued Common Stock. As of January 31, 2011, options to purchase a total of 545,781 shares of our common stock were outstanding under the plan and 10,492 shares remained available for future issuance of stock options under the 2005 Equity Incentive Plan (excluding the increase of 300,000 shares for which shareholder approval is now being sought). As of January 31, 2011, the Board had reserved an aggregate of 855,685 shares of Common Stock for issuance under the 2005 Equity Incentive Plan (excluding the increase of 300,000 shares for which shareholder approval is now being sought).

Eligibility

        Employees, officers, directors, consultants, independent contractors and advisors of the Company (and of any parent or subsidiary of the Company) are eligible to receive awards under the 2005 Equity Incentive Plan (the "Participants"). No Participant is eligible to receive more than 40,000 shares of Common Stock in any calendar year under the 2005 Equity Incentive Plan, other than new employees of the Company (including directors and officers who are also new employees), who are eligible to receive up to a maximum of 60,000 shares of Common Stock in the calendar year in which they commence their employment with the Company. As of January 31, 2011, approximately 71 individuals were eligible to participate in the 2005 Equity Incentive Plan.

Administration

        The Compensation Committee of the Board (the "Committee"), the members of which are appointed by the Board, administers the 2005 Equity Incentive Plan. The Committee currently consists of Uday Bellary, William Henry Delevati and Herbert May, all of whom are "non-employee directors," as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and "outside directors," as defined pursuant to Section 162(m) of the Code. Subject to the terms of the 2005 Equity Incentive Plan, the Committee determines the persons who are to receive awards, the number of shares subject to each such award, and the terms and conditions of such awards, although the Board also sometimes administers the 2005 Equity Incentive Plan with respect to awards made to persons who are not executive officers of the Company. The Committee also has the authority to construe and interpret any of the provisions of the 2005 Equity Incentive Plan or any awards granted thereunder. In March 2006, the Board established a Committee of the Board designated as the Employee Option Committee and delegated to the Employee Option Committee the joint authority to make awards of stock options under the 2005 Equity Incentive Plan on standard plan terms to employees who are not executive officers of the Company and to consultants of the Company, up to a maximum of 2,000 shares per award, without further Board or Committee approval. The Employee Option Committee is to report any option grants that it makes to the Board. The Employee Option Committee is currently comprised of directors Jochen Witte and William Henry Delevati, a Compensation Committee member.

Stock Options

        The 2005 Equity Incentive Plan permits the granting of options that are intended to qualify either as incentive stock options ("ISOs") within the meaning of the Code or nonqualified stock options ("NQSOs"). ISOs may be granted only to employees (including officers and directors who are also employees) of the Company or of any parent or subsidiary of the Company. Over the life of the 2005 Equity Incentive Plan, no more than 1,000,000 shares may be issued pursuant to the exercise of ISOs

(the limitation of issuable shares would include any shares that again become issuable under the 2005 Equity Incentive Plan due to the expiration or termination of options for such shares to the extent the options are unexercised when they expire or terminate and the repurchase of shares at their issue price).

        The option exercise price for each stock option granted under the 2005 Equity Incentive Plan must be no less than 100% of the "fair market value" (as defined in the 2005 Equity Incentive Plan) of a share of Common Stock at the date the option is granted. The per share exercise price of any ISO granted to a 10% shareholder under the 2005 Equity Incentive Plan must be no less than 110% of the fair market value of a share of Common Stock at the date the ISO is granted.

        The exercise price of options granted under the 2005 Equity Incentive Plan may be paid as follows, to the extent approved by the Committee at the time of grant: (1) in cash (by check); (2) by cancellation of indebtedness of the Company to the Participant; (3) by surrender of shares of the Company's Common Stock owned by the Participant for at least six months and having a fair market value on the date of surrender equal to the aggregate exercise price of the option; (4) by waiver of compensation due to or accrued by the Participant for services rendered; (5) if the Company's stock is publicly traded, by a "same-day sale" commitment from the Participant and a National Association of Securities Dealers, Inc. ("NASD") broker or by a "margin" commitment from the Participant and a NASD broker; or (6) by any combination of the foregoing.

Termination of Options

        Except as provided below, each option must expire no later than ten years after the date of grant. ISOs granted to a 10% shareholder expire five years after the date of grant. If an optionee's relationship with the Company is terminated for any reason other than death or disability, then the optionee will have the right to exercise the option at any time within three months after such termination (or within a shorter or longer time period after such termination not exceeding five years after termination as may be determined by the Committee, with any exercise beyond three months after termination deemed to be an NQSO) to the extent the right to exercise such option has vested and not previously been exercised at the date of termination, but in any event no later than the option expiration date.

        If an optionee's service relationship terminates due to death or disability, as defined in Section 22(e)(3) of the Code (or if the optionee dies within three months after termination other than for death or disability), then the three-month period mentioned above will instead be twelve months after termination (or such shorter or longer time period not exceeding five years after termination as may be determined by the Board or Committee, with any such exercise beyond twelve months after termination due to death or disability deemed to be an NQSO) to the extent the right to exercise such option has vested and not previously been exercised at the date of termination, but in any event no later than the option expiration date.

        If an optionee is determined by the Board (after giving the optionee an opportunity to present evidence) to have committed an act of theft, embezzlement, fraud, dishonesty or a breach of fiduciary duty to the Company (or any parent or subsidiary of the Company), then neither the optionee nor the optionee's estate or other person who may then hold the option shall be entitled to exercise such option after termination of employment.

Restricted Stock Awards

        The Committee may grant Participants restricted stock awards to purchase stock either separately from, or in tandem with, other awards under the 2005 Equity Incentive Plan, under such terms, conditions and restrictions as the Committee may determine. The purchase price for such awards must be no less than 100% of the fair market value of the Company's Common Stock on the date of the award and can be paid for in any of the forms of consideration listed above in "Stock Options" (other than through a "same day sale" or "margin" commitment), or any combination thereof, as approved by the Committee at the time of grant. The Company has not granted any restricted stock awards under the 2005 Equity Incentive Plan.

Stock Bonus Awards

        The Committee may grant Participants stock bonus awards either separately from, or in tandem with, other awards under the 2005 Equity Incentive Plan, under such terms, conditions and restrictions as the Committee may determine. A stock bonus may be awarded for past services rendered and may be awarded upon satisfaction of predetermined performance objectives. The Company has not granted any stock bonus awards under the 2005 Equity Incentive Plan.

Mergers, Consolidations, etc.

        In the event of:

    •
    a dissolution or liquidation of the Company;

    •
    a merger or consolidation in which the Company is not the surviving corporation (subject to certain exceptions, as described in the 2005 Equity Incentive Plan);

    •
    a merger or consolidation in which the Company is the surviving corporation but after which the shareholders of the Company immediately prior to such merger or consolidation (subject to certain exceptions, as described in the 2005 Equity Incentive Plan) own less than 50% of the shares or other equity interests in the Company immediately after such merger or consolidation; or

    •
    the sale of substantially all of the assets of the Company;

the successor corporation may (1) assume, convert, replace or substitute equivalent awards in exchange for those granted under the 2005 Equity Incentive Plan or (2) provide substantially similar consideration, shares or other property as are provided to shareholders of the Company in the relevant transaction (after taking into account provisions of the awards). The successor may also issue, in place of outstanding shares of Common Stock that were issued to a Participant under the 2005 Equity Incentive Plan, substantially similar shares or other property subject to repurchase restrictions no less favorable to such Participant. In the event that the successor corporation does not assume or substitute awards granted under the 2005 Equity Incentive Plan, such awards will expire upon the closing of such transaction at the time and upon the conditions as the Board determines. The Company may also issue awards under the 2005 Equity Incentive Plan to substitute or assume awards granted by another business acquired by the Company.

Adjustment of Shares and Options

        In the event that the number of outstanding shares of the Company's Common Stock is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, the number of shares of Common Stock available for grant and issuance under the 2005 Equity Incentive Plan, the number of shares of Common Stock subject to outstanding options granted under the 2005 Equity Incentive Plan and the exercise price per share of such options shall each be proportionately adjusted, subject to any required action by the Board or the shareholders of the Company and compliance with applicable securities laws.

 Amendment of the 2005 Equity Incentive Plan

        The Board may at any time terminate or amend the 2005 Equity Incentive Plan, including amending any form of award agreement or instrument to be executed pursuant to the 2005 Equity Incentive Plan. However, without obtaining shareholder approval, the Board may not amend the 2005 Equity Incentive Plan in any manner that requires shareholder approval pursuant to the Code or the regulations promulgated thereunder, pursuant to Section 16(b) of the Exchange Act or the rules promulgated thereunder or pursuant to rules of the California Department of Corporations that may require shareholder approval of a particular amendment.

Term of the Incentive Plan

        Unless terminated earlier as provided in the 2005 Equity Incentive Plan, the 2005 Equity Incentive Plan will expire no later than May 31, 2015, ten years from the date the 2005 Equity Incentive Plan was adopted by the Board.

Federal Income Tax Information

        THE FOLLOWING IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF THE U.S. FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND PARTICIPANTS UNDER THE 2005 EQUITY INCENTIVE PLAN. FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY PARTICIPANT WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. EACH PARTICIPANT HAS BEEN AND IS ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 2005 EQUITY INCENTIVE PLAN.

        Incentive Stock Options.    A Participant will recognize no income upon grant of an ISO and incur no tax on its exercise (unless the Participant is subject to the alternative minimum tax or "AMT"). If the Participant holds shares acquired upon exercise of an ISO (the "ISO Shares") for more than one year after the date the option was exercised and for more than two years after the date the option was granted, the Participant generally will realize capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO Shares. The rate of taxation that applies to capital gain depends upon the length of time the ISO Shares are held by the Participant.

        If the Participant disposes of ISO Shares prior to the expiration of either required holding period as described above (a "disqualifying disposition"), then the gain realized upon such disposition, up to the difference between the fair market value of the ISO Shares on the later of the date of vesting or the date of exercise and the option exercise price (or, if less, the amount realized on a sale of such shares), will be treated as ordinary income. Any additional gain will be capital gain and taxed at a rate that depends upon the length of time the ISO Shares were held by the Participant. If the shares are sold for less than what the Participant paid for the shares, then no ordinary income is recognized and the Participant has a capital loss. Beginning in 2010, Versant is required to file a Form 3921 with the IRS reporting every exercise of an ISO by each of its employees.

        Alternative Minimum Tax.    The difference between the fair market value of the ISO Shares on the date of exercise and the exercise price is an adjustment to income for purposes of AMT.

        Nonqualified Stock Options.    A Participant will not recognize any taxable income at the time an NQSO is granted. However, upon exercise of an NQSO, the Participant must include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the Participant's exercise price. The included amount must be treated as ordinary income by the Participant and may be subject to income tax withholding by the Company (either by payment in cash or withholding out of the Participant's salary). Upon resale of the shares by the Participant, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss.

        Restricted Stock and Stock Bonus Awards.    Restricted stock and stock bonus awards are generally subject to tax at the time the shares are issued, except for shares that are subject to vesting. Shares that are subject to vesting will be subject to tax as they vest unless the Participant elects to be taxed at the time the shares are issued. At the time the tax is incurred, the Participant has ordinary income equal to the then fair market value of the shares and in the case of an employee the Company is required to withhold taxes. Upon resale of the shares by the Participant, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss.

        Tax Treatment of the Company.    The Company generally will be entitled to a deduction in connection with the exercise of an NQSO by a Participant or the receipt of restricted stock or stock bonus awards by a Participant to the extent that the Participant recognizes ordinary income and the Company properly reports such income to the Internal Revenue Service. The Company will be entitled to a deduction in connection with the disposition of ISO Shares only to the extent that the Participant recognizes ordinary income on a disqualifying disposition of the ISO Shares, provided that the Company properly reports such income to the Internal Revenue Service.

Accounting Treatment

        Versant will recognize compensation expense in connection with awards granted under the 2005 Equity Incentive Plan as required under applicable accounting standards.

New Plan Benefits

        Employees, officers, directors, consultants, independent contractors and advisors of the Company (and of any parents or subsidiaries of the Company) are eligible to receive awards under the 2005 Equity Incentive Plan. No Participant is eligible to receive more than 40,000 shares of Common Stock in any calendar year under the 2005 Equity Incentive Plan, other than new employees of the Company (including directors and officers who are also new employees), who are eligible to receive up to a maximum of 60,000 shares of Common Stock in the calendar year in which they commence their employment with the Company.

        Grants of stock options and other awards under the 2005 Equity Incentive Plan will be discretionary and therefore the amount of such awards and their related exercise or purchase prices is not presently determinable. On February 22, 2011, the closing price of Versant Common Stock on the NASDAQ Capital Market was $13.35 per share.

 Aggregate Past Grants Under the 2005 Equity Incentive Plan

        The table below shows, as to each Named Executive Officer and the various indicated groups, the aggregate number of shares of Versant common stock subject to option grants under the 2005 Equity Incentive Plan since its inception through January 31, 2011.

Name	Number of options granted (#)
Named Executive Officers:
Jochen Witte	120,000
Jerry Wong	77,500
All current executive officers as a group (2 persons)	197,500
All employees, excluding current executive officers	493,625

Vote Required and Board of Directors' Recommendation.

        Approval of the proposed amendment to the 2005 Equity Incentive Plan to increase the number of shares of Common Stock reserved thereunder requires the affirmative vote of a majority of the outstanding shares of the Company's Common Stock entitled to vote, the holders of which are present in person or represented by proxy at the Annual Meeting and voting on this proposal, which affirmative vote must also include the affirmative vote of at least a majority of the required quorum. If you own shares through a broker, you must instruct your broker how to vote in order for your vote to be counted on this proposal. Should such shareholder approval not be obtained, then the share increase will not be implemented. However, the 2005 Equity Incentive Plan will continue to remain in effect until terminated, as described above.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE COMPANY'S 2005 EQUITY INCENTIVE PLAN

PROPOSAL NO. 4
APPROVAL OF AMENDMENT TO
VERSANT'S 2005 DIRECTORS STOCK OPTION PLAN

        Shareholders are being asked to approve an amendment, to the Company's 2005 Directors Stock Option Plan (the "2005 Directors Plan") to increase the number of shares of Common Stock reserved for issuance under the 2005 Directors Plan by 20,000 shares, from 119,000 to 139,000 shares. This amendment was recommended by the Compensation Committee and approved by the Board on February 22, 2011. As of January 31, 2011, 22,000 shares remained available for grant under options granted under the 2005 Directors Plan.

        The purpose of the 2005 Directors Plan is to enhance the Company's ability to attract and retain highly qualified Outside Directors (as defined below) through the use of equity incentives. The Board believes that increasing the number of shares reserved for issuance under the 2005 Directors Plan is in the best interests of the Company because it believes it will help enable the Company to provide equity participation to attract and retain Outside Directors of outstanding ability. In this regard, the Company notes that recent legislation and stock exchange requirements have increased the obligations and time commitment of directors to public companies such as the Company.

        Set forth below is a summary of the principal features of the 2005 Directors Plan, which summary is qualified in its entirety by reference to the terms and conditions of the 2005 Directors Plan, a copy of which (which does not incorporate the proposed amendment which is the subject of this proposal) is attached as Exhibit 99.05 to the Company's registration statement on Form S-8 filed with the SEC on June 12, 2009. The Company will provide, without charge and upon request, to each person to whom a Proxy Statement is delivered, a copy of the 2005 Directors Plan. Any such request should be directed as follows:

Versant Corporation
Attention: Board of Directors c/o Secretary
255 Shoreline Drive, Suite 450
Redwood City, CA 94065 USA
Tel: (650) 232-2400
Fax: (650) 232-2401

Directors Plan History

        On June 1, 2005, the Company's Board of Directors (including all the members of the Compensation Committee of the Board) adopted the 2005 Directors Plan as a successor and replacement to the Company's 1996 Directors Stock Option Plan (the "1996 Directors Plan"), which was scheduled to expire in May, 2006. At the Company's Annual Meeting of Shareholders on August 22, 2005, the Company's shareholders approved the adoption of the 2005 Directors Plan. On that date, the Company immediately terminated use of the 1996 Directors Plan and ceased to grant stock options or other stock awards under the 1996 Directors Plan, and instead began granting them under the 2005 Directors Plan. On May 22, 2007, the Board approved an amendment to the 2005 Directors Plan to increase the number of shares subject to a Succeeding Grant (as defined below) from 2,000 shares to 4,000 shares. At the Company's Annual Meeting of Shareholders on April 24, 2008, the Company's shareholders approved an amendment to the 2005 Directors Plan (previously approved by the Board) to increase the number of shares of Common Stock issuable thereunder by 50,000 shares to 99,000. On April 24, 2009, the Company's shareholders approved an amendment to the 2005 Directors Plan (previously approved by the Board) to increase the number of shares reserved for issuance under the plan by 20,000 shares to 119,000. On February 22, 2011, the Board approved an amendment to the 2005 Directors Plan to increase the number of shares reserved for issuance under the plan by 20,000 shares to 139,000.

 Shares Subject to the 2005 Directors Plan

        The stock subject to issuance under the 2005 Directors Plan consists of shares of the Company's authorized but unissued Common Stock. As of October 31, 2010, the Board had reserved an aggregate of 119,000 shares of Common Stock for issuance under the 2005 Directors Plan (excluding the increase of 20,000 shares for which shareholder approval is now being sought). As of January 31, 2011, a total of 22,000 shares remained available for the grant of any additional options under the 2005 Directors Plan.

Administration

        The 2005 Directors Plan is administered by the Board but can also be administered by a committee of more than two directors. The interpretation by the Board (or any such committee which is then administering the 2005 Directors Plan) of any provision of the 2005 Directors Plan or any option granted thereunder shall be final and binding upon the Company and all persons having an interest in any such option or any shares purchased pursuant to such an option. The members of the Board do not receive any compensation for administering the 2005 Directors Plan. The Company bears all expenses in connection with administration of the 2005 Directors Plan.

Eligibility

        Only directors who are not employees of the Company or any parent, subsidiary or affiliate of the Company (as defined in the 2005 Directors Plan) may be granted options under the 2005 Directors Plan. As of October 31, 2010, four individuals were eligible to participate in the 2005 Directors Plan.

Option Grant Formula

Initial Grants

        Under the 2005 Directors Plan, each eligible Outside Director who becomes a member of the Board for the first time will be automatically granted an option to purchase up to 4,000 shares of Common Stock upon joining the Board (an "Initial Grant").

Succeeding Grants

        Under the 2005 Directors Plan, on each anniversary of August 22, each Outside Director who is then a member of the Board will automatically be granted an additional Succeeding Grant option (the "Succeeding Grant") to purchase 4,000 shares of Common Stock; except that if the Outside Director has not been a member of the Board for the entire one (1) year period immediately preceding such anniversary of August 22, then he or she will instead receive a prorated option for a reduced number of shares equal to 4,000 shares multiplied by a fraction (i) whose numerator is the number of days between the date on which such Outside Director became a member of the Board within such one (1) year period and such anniversary date and (ii) whose denominator is 365 days.

        The number of shares subject to an Initial Grant or a Succeeding Grant will each be proportionally adjusted to reflect stock splits, reverse stock splits, stock dividends and other similar events as described below under "Adjustment of Shares and Options".

Vesting

        If an Outside Director ceases to be a director or consultant of the Company, then any shares such Outside Director purchased by exercising an option granted under the 2005 Directors Plan that are unvested on such director's termination date (the "Termination Date") may be repurchased by the Company at the price per share at which the shares were issued upon exercise of the option (the "Company Repurchase Option"). See "Restrictions on Shares" below. Fifty percent (50%) of the shares subject to an option granted under the 2005 Directors Plan vest free of the Company Repurchase Option on each of the first two anniversaries of the date the option was granted, so long as the optionee has continuously served as a member of the Board or a consultant to the Company through the applicable vesting date. In the event of certain corporate transactions involving the Company, the vesting of shares subject to options granted under the 2005 Directors Plan may be accelerated. See "Assumption of Options by Successors; Acceleration of Vesting" below. Options granted to Outside Directors under the 2005 Directors Plan are immediately exercisable in full, for both vested and unvested shares, upon their award, subject to the Company's right to repurchase unvested shares as described above.

Exercise Price

        The exercise price of each option granted under the 2005 Directors Plan will be the fair market value of the Common Stock on the date of grant of the option. The exercise price of options granted under the 2005 Directors Plan may be paid as follows, to the extent approved by the Board (or board committee administering the 2005 Directors Plan) at the time of grant: (1) in cash or by check; (2) by surrender of shares of the Company's Common Stock owned by the Outside Director exercising the option (the "Optionee") for at least six months and having a fair market value on the date of surrender equal to the aggregate exercise price of the option; (3) by waiver of compensation due to or accrued by the Optionee for services rendered; (4) if a public market exists for the Company's Common Stock, by a "same-day sale" commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (a "broker") or by a "margin" commitment from the Optionee and a broker; or (5) by any combination of the foregoing.

Termination of Options

        Except as provided below, each option granted under the 2005 Directors Plan will expire ten years after the date of grant. Options cease to vest if the Outside Director ceases to be a member of the Board or a consultant to the Company. If the Outside Director ceases to be a member of the Board or a consultant to the Company for any reason except death or disability, then each option granted under the 2005 Directors Plan and then held by the Outside Director, to the extent (and only to the extent) that the shares subject to such option are vested on the date such Outside Director ceases to be a member of the Board or a consultant to the Company, may be exercised by the Outside Director within seven months after the Termination Date, but in no event later than the expiration date of the option. If the Outside Director ceases to be a member of the Board or a consultant to the Company because of his or her death or disability within the meaning of Section 22(e)(3) of the Code, then each option then held by the Outside Director, to the extent (and only to the extent) that the shares subject to such option are vested on such Outside Director's Termination Date, may be exercised by the Outside Director or his or her legal representative within twelve months after the Termination Date, but in no event later than the expiration date of the option. If any option expires or terminates for any reason without being exercised in whole or in part, the shares thereby released from such option will again be available for grant and purchase under other options subsequently granted under the 2005 Directors Plan. In addition, shares issued pursuant to the 2005 Directors Plan that are repurchased by the Company at their original issue price, will again become available for grant under other stock options granted under the 2005 Directors Plan.

Adjustment of Shares and Options

        In the event that the number of outstanding shares of the Company's Common Stock is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, the number of shares of Common Stock available for grant under the 2005 Directors Plan, the number of shares of Common Stock subject to outstanding options granted under the 2005 Directors Plan, the number of shares that are subject to an option awarded as an Initial Grant or a Succeeding Grant and the exercise price per share of such options shall each be proportionately adjusted, subject to any required action by the Board or the shareholders of the Company and compliance with applicable securities laws.

Assumption of Options by Successors; Acceleration of Vesting

        In the event of:

  •
  a dissolution or liquidation of the Company;

  •
  a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction or other transaction in which there is no substantial change in the shareholders of the Company or their relative stock holdings and the options granted under the 2005 Directors Plan are assumed or replaced by the successor corporation, which assumption will be binding on all Optionees);

  •
  a merger or consolidation in which the Company is the surviving corporation but after which the shareholders of the Company immediately after such merger or consolidation (other than any shareholder which merges or consolidates, or which controls another corporation which merges or consolidates, with the Company in such merger or consolidation) own less than 50% of the shares or other equity interests in the Company immediately after such merger or consolidation;

  •
  the sale of substantially all of the assets of the Company; or

  •
  the acquisition, sale or transfer of a majority of the outstanding shares of the Company by tender offer or similar transaction;

    then the vesting of all options granted pursuant to the 2005 Directors Plan will accelerate and the options will become exercisable in full prior to the consummation of such event at such times and on such conditions as the Board determines, and if such options are not exercised prior to the consummation of such transaction, they shall terminate in accordance with the provisions of the 2005 Directors Plan regarding the termination of options.

Restrictions on Shares

        The Company shall reserve to itself or its assignee(s), in the option grant, a right to repurchase any or all unvested shares issued under the 2005 Directors Plan and held by an Outside Director at the original exercise price of such shares if the Outside Director ceases to be a member of the Board or a consultant to the Company. Options granted under the Directors Plan are exercisable immediately, subject to the Company's right to repurchase unvested shares at the original option exercise price, with such right of repurchase lapsing as shares vest. See "Vesting" above.

Amendment and Termination of the 2005 Directors Plan

        The Board (or Board committee administering the 2005 Directors Plan) may at any time terminate or amend the 2005 Directors Plan but may not terminate or amend the terms of any outstanding option granted under the 2005 Directors Plan without the consent of the holder of that option. In addition, the Board or such Board committee may not, without the approval of the shareholders of the

Company, increase the total number of shares of Common Stock available for grant under the 2005 Directors Plan (except by adjustment in the event of stock dividend, stock split or the like) or change the class of persons eligible to receive options under the 2005 Directors Plan. In any case, no amendment to the 2005 Directors Plan may adversely affect any then outstanding options or any unexercised portions thereof without the written consent of the optionee. Unless terminated earlier as provided in the 2005 Directors Plan, the 2005 Directors Plan will terminate on June 1, 2015, ten years from the date the 2005 Directors Plan was adopted by the Board.

Federal Income Tax Information

        THE FOLLOWING IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND DIRECTORS PARTICIPATING IN THE 2005 DIRECTORS PLAN. FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY DIRECTOR WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. EACH DIRECTOR HAS BEEN DIRECTED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISER REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE DIRECTORS PLAN.

        Options granted under the 2005 Directors Plan will be nonqualified stock options ("NQSOs"). The tax laws of the countries in which such optionees reside will govern any tax effects that accrue to foreign optionees as a result of participation in the 2005 Directors Plan.

        Tax Treatment of the Optionee.    An optionee will not recognize any taxable income at the time an NQSO is granted. However, upon exercise of an NQSO for vested shares, the optionee must include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the optionee's purchase price. The included amount must be treated as ordinary income by the optionee and may in the future be subject to income tax withholding by the Company (by payment in cash or withholding out of the optionee's salary). At present, the Company is not required to withhold taxes on income paid to non-employees. Upon resale of the shares by the optionee, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss. However, where the Company holds a right to repurchase unvested option shares at the option exercise price if the optionee leaves the Company before the vesting schedule is satisfied, the unvested shares will be treated as subject to a substantial risk of forfeiture for the duration of the vesting period, unless the optionee timely elects to be taxed in the year of exercise on the difference between fair market value on the date of exercise and the option exercise price. Upon resale of the shares by the optionee, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss.

        Tax Treatment of the Company.    The Company will be entitled to a deduction in the year of exercise of an NQSO by a domestic director for either vested shares or unvested shares for which a timely election under Section 83(b) of the Code is made, or the year of vesting in the case of unvested shares for which an election under Section 83(b) of the Code is not timely made at the time of exercise, in an amount equal to the amount that the optionee recognizes as ordinary income subject to the Company properly reporting such income to the Internal Revenue Service.

Accounting Treatment

        Versant will recognize compensation expense in connection with awards granted under the 2005 Directors Plan as required under applicable accounting standards.

 New Plan Benefits

        The following table shows all expected fiscal 2011 option grants under the 2005 Directors Plan for the persons indicated assuming shareholders approve the amendment of the plan that is the subject of this proposal. Only Outside Directors are eligible for options under the 2005 Directors Plan. Therefore, we will not make any grants under the 2005 Directors Plan during fiscal 2011 to any individuals other than eligible Outside Directors.

Name and Position	Dollar Value		Number of Options(1)
Jochen Witte		—	—
President and Chief Executive Officer
Jerry Wong		—	—
Vice President, Finance, Chief Financial Officer
All current executive officers as a group (2 persons)		—	—
All current directors who are not executive officers, as a group (4 persons)	$	*	16,000
All employees, including officers who are not executive officers, as a group		—	—

(*)
The exercise price will be the closing price of Versant's Common Stock on August 22, 2011. The grant date fair value of each option will be computed in accordance with ASC 718. On February 22, 2011, the closing price of Versant Common Stock on the NASDAQ Capital Market was $13.35 per share.

(1)
If the proposed amendment to the 2005 Directors Option Plan described in this Proxy Statement is approved, then each of our incumbent Outside Directors (currently four directors) who are directors on August 22, 2011 will receive an option to purchase 4,000 shares of our Common Stock on August 22, 2011 at an exercise price per share equal to the closing price of Versant's Common Stock on the date of grant, which option is immediately exercisable and vests as to 50% of the shares on each of the two anniversaries following the grant date subject to continued service as a director or consultant.

Aggregate Past Grants Under the 2005 Directors Plan

        Past grants of stock options to directors under our 2005 Directors Plan are summarized in this Proxy Statement under "Board of Directors and Corporate Governance—Directors Compensation".

Vote Required and Board of Directors' Recommendation.

        Approval of the proposed amendment of the 2005 Directors Plan to increase the number of shares of Common Stock reserved thereunder requires the affirmative vote of a majority of the outstanding shares of the Company's Common Stock entitled to vote, the holders of which are present in person or represented by proxy at the Annual Meeting and voting on this proposal, which affirmative vote must also include the affirmative vote of at least a majority of the required quorum. If you own shares through a broker, you must instruct your broker how to vote in order for your vote to be counted on this proposal. Should such shareholder approval not be obtained, then the proposed increase in the number of shares of Common Stock reserved under the 2005 Directors Plan will not be implemented. However, the 2005 Directors Plan will continue to remain in effect until terminated, as described above.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE
AMENDMENT TO THE COMPANY'S 2005 DIRECTORS PLAN.

90890 FOLD AND DETACH HERE YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope. Important notice regarding the Internet availability of Proxy materials for the Annual Meeting of Shareholders to be Held on April 18, 2011. The Notice of the Annual Shareholder Meeting and the related Proxy Statement, Versant's Annual Report to Shareholders for the fiscal year ended October 31, 2010 and Versant's report on Form 10-K for its fiscal year ended October 31, 2010 are available at: http://bnymellon.mobular.net/bnymellon/vsnt For directions to the Meeting please call Investor Relations at (650) 232-2416. VERSANT CORPORATION Mark Here for Address Change or Comments SEE REVERSE NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Signature Signature Date (This proxy should be marked, dated and signed by each shareholder exactly as such shareholder’s name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. If shares are held by joint tenants or as community property, both holders should sign.) TO ENSURE YOUR REPRESENTATION AT THE 2011 ANNUAL MEETING OF SHAREHOLDERS, PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE. Please mark your votes as indicated in this example X THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND A VOTE “FOR” THE PROPOSALS IN ITEMS 1 THROUGH 4. FOR ALL Nominees: WITHHOLD FOR ALL *EXCEPTIONS FOR AGAINST ABSTAIN 1. Election of directors: 01. Mr. Uday Bellary 02. Mr. William Henry Delevati 03. Dr. Herbert May 04. Mr. Jochen Witte 05. Mr. Bernhard Woebker (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name in the space provided below.) *Exceptions 2. Vote to ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending October 31, 2011. 5. To transact such other business as may properly come before the meeting or any adjournment of the meeting. 3. To approve the amendment to the Company’s 2005 Equity Incentive plan to increase the number of shares authorized for issuance under the plan by an additional 300,000 shares, from 855,685 to 1,155,685. 4. To approve the amendment to the Company’s 2005 Directors Stock Option plan to increase the number of shares authorized for issuance under the plan by an additional 20,000 shares from 119,000 to 139,000.

You can now access your Versant Corporation account online. Access your Versant Corporation account online via Investor ServiceDirect® (ISD). BNY Mellon Shareowner Services, the transfer agent for Versant Corporation, now makes it easy and convenient to get current information on your shareholder account. • View account status • View payment history for dividends • View certificate history • Make address changes • View book-entry information • Obtain a duplicate 1099 tax form Visit us on the web at http://www.bnymellon.com/shareowner/equityaccess For Technical Assistance Call 1-877-978-7778 between 9am-7pm Monday-Friday Eastern Time Investor ServiceDirect ® Available 24 hours per day, 7 days per week TOLL FREE NUMBER: 1-800-370-1163 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS Versant Corporation Proxy for 2011 Annual Meeting of Shareholders April 18, 2011 The undersigned shareholder(s) of Versant Corporation, a California corporation, hereby acknowledges receipt of the Notice of 2011 Annual Meeting of Shareholders and Proxy Statement, each dated February 28, 2011, and hereby appoints Jochen Witte and Jerry Wong, and each of them, Proxies and Attorneys-in-Fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at our 2011 Annual Meeting of Shareholders to be held at our principal executive offices located at 255 Shoreline Drive, Suite 450, Redwood City, California 94065 USA, on Monday, April 18, 2011, at 10:00 a.m. Pacific Daylight Time, and at any adjournment thereof, and to vote all shares of our Common Stock which the undersigned would be entitled to vote if personally present on any and all of the following matters and with discretionary authority as to any and all other matters that may properly come before the meeting. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE BOARD OF DIRECTOR NOMINEES, FOR THE RATIFICATION OF GRANT THORNTON LLP, FOR THE AMENDMENT OF THE 2005 EMPLOYEE INCENTIVE PLAN, FORTHE AMENDMENT OF THE 2005 DIRECTORS STOCK OPTION PLAN AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OF THE MEETING. Address Change/Comments (Mark the corresponding box on the reverse side) Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/equityaccess where step-by-step instructions will prompt you through enrollment. FOLD AND DETACH HERE (Continued and to be marked, dated and signed, on the other side) 90890 BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250